748,156•71+
1,457,802•17+
51,478•15+

Expedition Funds *Guiding Your Way* 2004 Semi-Annual Report

A description of the policies and procedures that the Expedition Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-992-2085; and (ii) on the Commission’s website at http://ww.sec.gov.; and beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge (i) by calling 800-992-2085; and (ii) on the Commission’s website at http://ww.sec.gov.

Shares of the Expedition Funds are not deposits of or obligations of, or guaranteed or endorsed by Compass Bank, Compass Bancshares, Inc. or any of their affiliates, or any bank, and are not obligations of, guaranteed by or insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

An investment in shares of the Funds involves investment risk, including the possible loss of all or a portion of the principal invested, and the investment return and value of shares of the Funds will fluctuate so that an investment, when liquidated, may be worth more or less than the original cost.

Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Expedition Money Market Fund or Tax-Free Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Compass Bank serves as investment advisor and custodian to the Expedition Funds, and Compass Bank and various of its affiliates may provide various services to the Funds, for which investment advisory, custodian and other services Compass Bank and/or such other affiliates are entitled to receive compensation.

Letter to Our Shareholders

Dear Shareholder:

During the six-month period ended April 30, 2004, the economy and the markets continued to gain momentum.

Despite the ongoing difficulties in Iraq and rising oil prices, the nation’s economy produced very positive results, reflected in strong growth in the gross domestic product (GDP), higher factory orders, and excellent corporate earnings over a broad range of industries and sectors.

The only major indicator that remained weak was employment, leading many to categorize this as a “jobless recovery.” However, near the end of the six-month period, employment too showed a surprising surge, indicating better times ahead for the nation’s payrolls.

This good news helped fuel a continued rally in the stock market, which has responded well to each new report of outstanding corporate earnings. Conversely, it hampered performance in bonds.

JITTERS IN THE BOND MARKET ..

Bonds were relatively weak for much of the past six months, as investors recognized that the interest rate party may be over for the foreseeable future.

In recent months, the Federal Reserve Board has faced a difficult balancing act. Clearly, the economy’s surge, along with sharply rising oil prices, would suggest that inflation is on the rise. And, in fact, prices of many products and services are rising in response to increased demand and higher energy costs.

But in an election year, even the most independent Fed chairman can be loath to push interest rates higher at the risk of dampening a recovery. And the current chairman, Alan Greenspan, has thus far skirted the issue by holding rates at their historically low levels while suggesting that the Fed is becoming “less patient” than in recent years.

Mr. Greenspan has also expressed concern over the rapid rise in government spending, as the nation attempts to pay for an extremely costly war abroad and an even more costly new Medicare prescription drug program at home.

Together, these factors are a prescription for higher rates – and lower bond prices.

A STRONG PERIOD FOR STOCKS.

Stock investors gained greater confidence during the period, pushing the major indices to recent highs. And while a general mood of caution remains, investors found it hard to overlook the many positive reports emanating from the corporate world.

In recent months, company after company has reported strong growth in revenues and profits, signaling a broad recovery in both consumer and business spending.

Among the sectors that performed well during the period were technology, durable goods, and financial services. Amazingly, even many Internet companies experienced strong gains as investors realized that a few dot-com concepts – most notably eBay*, Amazon.com*, and Yahoo* – can actually result in real profits.

One factor behind the rapid acceleration in corporate earnings is an increased refinement of company management practices.

Over the past few years, many companies have used the economic downturn as an opportunity to streamline their operations and reduce overhead costs. The wisest among them also looked for opportunities to boost market share – even when the overall market was stagnant or shrinking. As a result, a large portion of today’s higher revenues has moved straight to the bottom line.

April 30, 2004          1

Letter to Our Share holders (concluded)

With employment levels and energy costs on the rise, future profit gains may be more modest. But for long-term investors, it is important to recognize that many businesses are learning how to manage through the inevitable ups and downs of the economy.

PARTICIPATING FULLY.

The Expedition Funds family participated fully in the positive results of the stock and bond markets over the past six months, producing good results while avoiding excessive levels of risk.

We continued to focus on long-term value rather than current trends. And we continued to be guided by the experience we’ve gained over a period of decades – rather than by the headlines in today’s newspaper.

We believe that this approach reflects the best interests of our investors, who choose our Funds in order to pursue lifetime goals, not short-term gains.

APPRECIATING OUR FREEDOMS.

As the news of the world is brought to our door each day, we are reminded of the many freedoms we Americans take for granted.

One of these is the freedom to elect our own leaders. This basic right is currently being purchased at a very high cost for the people of Iraq, which should remind us of our sacred duty to cast our votes this November.

Another is the right to take part in the growth of our nation through investing. This everyday right may seem unremarkable, until we realize that many people around the world lack the means and resources to invest.

We are grateful that you have placed your trust in the Expedition Funds as the vehicle for pursuing your right to build a better future. And we will continue to strive to earn that trust.

Sincerely,

Denise A. Woodham
Managing Director of Investments
Compass Asset Management Group

*As of April 30, 2004 the Funds did not hold any shares of these stocks.

To determine if these Funds are an appropriate investment for you, carefully consider the Funds' investment objectives, risk factors and charges and expenses before investing. This and other information can be found in the Funds' prospectus, which may be obtained by calling 1-800-992-2085, or logging on to our website at www.expeditionfunds.com. Please read it carefully before investing.

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. The Expedition Funds are distributed by SEI Investments Distribution Co. SEI Investments Distribution Co. is not affiliated with Expedition Funds or any other affiliate. There are risks involved with investing, including possible loss of principal. In addition to these risks, products and companies in which technology funds invest may be subject to severe competition and rapid obsolescence.

2          April 30, 2004

EXPEDITION EQUITY FUND

Statement of Net Assets (unaudited)

Description	Shares	Value (000)

Common Stock – 99.7%
Aerospace & Defense – 2.4%
United Technologies	50,400	$4,347

Total Aerospace & Defense		4,347

Broadcasting, Newspapers & Advertising – 5.8%
Comcast, Cl A*	90,000	2,709
Gannett	33,000	2,861
Omnicom Group	42,000	3,339
UTStarcom*	55,000	1,449

Total Broadcasting, Newspapers & Advertising		10,358

Broker/Dealers – 4.6%
Goldman Sachs Group	40,000	3,870
Morgan Stanley	85,000	4,368

Total Broker/Dealers		8,238

Communications Equipment – 2.4%
L-3 Communications Holdings	69,530	4,293

Total Communications Equipment		4,293

Computers & Services – 6.5%
Cisco Systems*	126,000	2,630
Dell*	86,000	2,985
Intel	129,000	3,319
International Business Machines	30,000	2,645

Total Computers & Services		11,579

Cosmetics/Toiletries – 4.0%
Gillette	80,000	3,274
Procter & Gamble	36,000	3,807

Total Cosmetics/Toiletries		7,081

Diversified Financial Services – 7.2%
American Express	100,000	4,895
Citigroup	87,000	4,184
JP Morgan Chase	100,000	3,760

Total Diversified Financial Services		12,839

Diversified Manufacturing – 4.6%
Fortune Brands	40,000	3,050
General Electric	171,000	5,121

Total Diversified Manufacturing		8,171

Electrical Services – 2.4%
Exelon	65,000	4,351

Total Electrical Services		4,351

April 30, 2004          3

EXPEDITION EQUITY FUND

Statement of Net Assets (unaudited)

Description	Shares	Value (000)

Entertainment – 1.0%
Harrah’s Entertainment	34,000	$1,808

Total Entertainment		1,808

Food, Beverage & Tobacco – 5.8%
Anheuser-Busch	70,000	3,587
Constellation Brands, Cl A*	100,000	3,313
Sysco	90,000	3,442

Total Food, Beverage & Tobacco		10,342

Insurance – 9.5%
Allstate	85,000	3,901
American International Group	55,000	3,941
Lincoln National	110,000	4,937
Marsh & McLennan	90,000	4,059

Total Insurance		16,838

Machinery – 2.0%
Caterpillar	45,000	3,498

Total Machinery		3,498

Measuring Devices – 1.6%
PerkinElmer	144,000	2,772

Total Measuring Devices		2,772

Medical Products & Services – 12.8%
Amgen*	60,000	3,376
CR Bard	35,000	3,720
Invitrogen*	35,000	2,528
Mylan Laboratories	165,000	3,780
Quest Diagnostics	22,800	1,923
St. Jude Medical*	37,000	2,822
UnitedHealth Group	75,000	4,611

Total Medical Products & Services		22,760

Metals-Aluminum – 1.5%
Alcoa	85,000	2,614

Total Metals-Aluminum		2,614

Miscellaneous Business Services – 3.2%
Affiliated Computer Services, Cl A*	55,000	2,668
First Data	67,000	3,041

Total Miscellaneous Business Services		5,709

Petroleum Refining – 5.5%
Apache Corporation	84,000	3,517
ConocoPhillips	55,000	3,922
Schlumberger	40,000	2,341

Total Petroleum Refining		9,780

4          April 30, 2004

EXPEDITION EQUITY FUND

Statement of Net Assets ( unaudited )

Description	Shares	Value (000)

Pharmaceuticals – 2.8%
Pfizer	140,000	$5,006

Total Pharmaceuticals		5,006

Retail – 6.6%
Best Buy	46,000	2,495
CVS	80,000	3,090
Staples*	130,000	3,349
Target	64,000	2,776

Total Retail		11,710

Semi-Conductors/Instruments – 0.9%
Applied Materials*	90,000	1,641

Total Semi-Conductors/Instruments		1,641

Software & Programming – 2.9%
Microsoft	110,000	2,857
Oracle*	50,000	561
Veritas Software*	63,000	1,680

Total Software & Programming		5,098

Telephones & Telecommunications – 3.7%
Nextel Communications*	120,000	2,863
Nokia ADR	50,000	701
SBC Communications	120,000	2,988

Total Telephones & Telecommunications		6,552

Total Common Stock (Cost $159,563)		177,385

Related Party Money Market Fund – 0.3%
Expedition Money Market Fund†	466,293	466

Total Related Party Money Market Fund (Cost $466)		466

Total Investments – 100.0% (Cost $160,029)		177,851

Other Assets and Liabilities – 0.0%
Investment Advisory Fees Payable		(114)
Administrator Fees Payable		(30)
Distribution Fees Payable		(15)
Custodian Fees Payable		(3)
Trustees’ Fees Payable		(2)
Other Assets and Liabilities, Net		216

Total Other Assets and Liabilities		52

April 30, 2004          5

EXPEDITION EQUITY FUND

Statement of Net Assets ( unaudited )

Description	Value (000)

Net Assets:
Portfolio Capital of Institutional Shares (unlimited authorization — no par value) based on 20,246,993 outstanding shares of beneficial interest	$211,710
Portfolio Capital of Investment Shares – Class A (unlimited authorization — no par value) based on 983,478 outstanding shares of beneficial interest	12,961
Portfolio Capital of Investment Shares – Class B (unlimited authorization — no par value) based on 2,075,776 outstanding shares of beneficial interest	26,693
Undistributed net investment income	117
Accumulated net realized loss on investments	(91,400)
Net unrealized appreciation on investments	17,822

Total Net Assets – 100.0%	$177,903

Net Asset Value, Offering and Redemption Price Per Share — Institutional Shares ($155,344,097 ÷ 20,246,993 shares)	$7.67

Net Asset Value and Redemption Price Per Share — Investment Shares – Class A ($7,473,330 ÷ 983,478 shares)	$7.60

Maximum Offering Price Per Share — Investment Shares – Class A (1)	$7.92

Net Asset Value and Offering Price Per Share — Investment Shares – Class B (2) ($15,085,539 ÷ 2,075,776 shares)	$7.27

* Non-income producing security.

† See Note 4 in Notes to Financial Statements.

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(2)	Class B Shares have a contingent deferred sales charge. For a description of a possible redemption charge, see a prospectus for the Funds.

ADR — American Depository Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

6          April 30, 2004

EXPEDITION EQUITY INCOME FUND

Statement of Net Assets ( unaudited )

Description	Shares	Value (000)

Common Stock – 99.2%
Aerospace & Defense – 2.7%
General Dynamics	1,500	$140
Raytheon	4,000	129

Total Aerospace & Defense		269

Air Transportation – 0.7%
FedEx	1,000	72

Total Air Transportation		72

Banks – 14.6%
Bank of America	2,000	161
Bank of New York	10,000	291
BB&T	5,000	173
Keycorp	8,000	238
Union Planters	3,500	97
Wachovia	5,000	229
Wells Fargo	5,000	282

Total Banks		1,471

Broadcasting, Newspapers & Advertising – 1.5%
Comcast, Cl A*	5,000	150

Total Broadcasting, Newspapers & Advertising		150

Broker/Dealers – 6.6%
Goldman Sachs Group	2,500	242
Merrill Lynch	4,000	217
Morgan Stanley	4,000	205

Total Broker/Dealers		664

Chemicals – 3.6%
EI Du Pont de Nemours	4,750	204
PPG Industries	2,700	160

Total Chemicals		364

Computers & Services – 2.8%
Hewlett-Packard	7,000	138
International Business Machines	1,700	150

Total Computers & Services		288

Diversified Financial Services – 7.4%
Citigroup	6,500	312
JP Morgan Chase	7,000	263
Viad	7,000	175

Total Diversified Financial Services		750

April 30, 2004          7

EXPEDITION EQUITY INCOME FUND

Statement of Net Assets ( unaudited )

Description	Shares	Value (000)

Diversified Manufacturing – 5.9%
Fortune Brands	4,250	$324
General Electric	9,000	270

Total Diversified Manufacturing		594

Electrical Services – 6.3%
Centerpoint Energy	18,500	200
Exelon	3,500	234
Southern	7,000	201

Total Electrical Services		635

Entertainment – 2.9%
Harrah’s Entertainment	5,500	292

Total Entertainment		292

Food, Beverage & Tobacco – 2.0%
Adolph Coors, Cl B	3,000	197

Total Food, Beverage & Tobacco		197

Insurance – 6.1%
ACE Ltd.	7,500	329
American International Group	4,000	286

Total Insurance		615

Medical Products & Services – 1.7%
Quest Diagnostics	2,000	169

Total Medical Products & Services		169

Metals – 1.4%
Alcan	3,500	141

Total Metals		141

Miscellaneous Business Services – 1.6%
First Data	3,500	159

Total Miscellaneous Business Services		159

Petroleum Refining – 11.1%
Anadarko Petroleum	5,000	268
ChevronTexaco	2,250	206
Exxon Mobil	9,000	383
Noble*	2,600	97
Royal Dutch Petroleum	3,500	170

Total Petroleum Refining		1,124

Pharmaceuticals – 2.2%
Abbott Laboratories	5,000	220

Total Pharmaceuticals		220

8          April 30, 2004

EXPEDITION EQUITY INCOME FUND

Statement of Net Assets ( unaudited )

Description	Shares	Value (000)

Real Estate Investment Trusts – 1.0%
Crescent Real Estate Equity	6,500	$101

Total Real Estate Investment Trusts		101

Retail – 8.6%
CVS	8,000	309
Wal-Mart Stores	4,400	251
Yum! Brands*	8,000	310

Total Retail		870

Software & Programming – 1.5%
Microsoft	6,000	156

Total Software & Programming		156

Telephones & Telecommunications – 7.0%
Alltel	3,000	151
BellSouth	6,000	155
Nokia ADR	8,000	112
SBC Communications	5,500	137
Verizon Communications	4,000	151

Total Telephones & Telecommunications		706

Total Common Stock (Cost $8,961)		10,007

Related Party Money Market Fund – 0.9%
Expedition Money Market Fund†	91,599	92
Total Related Party Money Market Fund (Cost $92)		92

Total Investments – 100.1% (Cost $9,053)		10,099

Other Assets and Liabilities – (0.1)%
Receivable Due from Investment Advisor		5
Administrator Fees Payable		(6)
Distribution Fees Payable		(1)
Other Assets and Liabilities, Net		(10)

Total Other Assets and Liabilities		(12)

April 30, 2004          9

EXPEDITION EQUITY INCOME FUND

Statement of Net Assets ( unaudited )

Description	Value (000)

Net Assets:
Portfolio Capital of Institutional Shares (unlimited authorization — no par value) based on 1,309,209 outstanding shares of beneficial interest	$15,518
Portfolio Capital of Investment Shares – Class A (unlimited authorization — no par value) based on 43,207 outstanding shares of beneficial interest	518
Portfolio Capital of Investment Shares – Class B (unlimited authorization — no par value) based on 104,404 outstanding shares of beneficial interest	1,132
Undistributed net investment income	16
Accumulated net realized loss on investments	(8,143)
Net unrealized appreciation on investments	1,046

Total Net Assets – 100.0%	$10,087

Net Asset Value, Offering and Redemption Price Per Share — Institutional Shares ($9,074,497 ÷ 1,309,209 shares)	$6.93

Net Asset Value and Redemption Price Per Share — Investment Shares – Class A ($298,954 ÷ 43,207 shares)	$6.92

Maximum Offering Price Per Share — Investment Shares – Class A (1)	$7.21

Net Asset Value and Offering Price Per Share — Investment Shares – Class B (2) ($713,602 ÷ 104,404 shares)	$6.84

* Non-income producing security.

† See Note 4 in Notes to Financial Statements.

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(2)	Class B Shares have a contingent deferred sales charge. For a description of a possible redemption charge, see a prospectus for the Funds.

ADR — American Depository Receipt

Cl — Class

Ltd. —Limited

The accompanying notes are an integral part of the financial statements.

10          April 30, 2004

EXPEDITION INVESTMENT GRADE BOND FUND

Statement of Net Assets ( unaudited )

Description	Face Amt. (000)	Value (000)

Corporate Obligations – 36.4%
Banks – 3.0%
Bank of America 5.875%, 02/15/09	$1,000	$1,076
Bank One 6.000%, 08/01/08	2,000	2,165

Total Banks		3,241

Broker/Dealers – 5.0%
Goldman Sachs Group 6.600%, 01/15/12	2,000	2,193
Merrill Lynch 6.375%, 10/15/08	1,000	1,093
Morgan Stanley 6.750%, 04/15/11	2,000	2,212

Total Broker/Dealers		5,498

Chemicals – 2.1%

EI Du Pont de Nemours 6.875%, 10/15/09	2,000	2,265

Total Chemicals		2,265

Computers & Services – 1.8%

International Business Machines 4.750%, 11/29/12	2,000	1,980

Total Computers & Services		1,980

Diversified Financial Services – 9.8%
American Express 4.875%, 07/15/13	2,000	1,972

General Electric Capital, Ser A, MTN 7.375%, 01/19/10	3,000	3,457

General Motors Acceptance 6.150%, 04/05/07	2,000	2,118

Household Finance 6.375%, 10/15/11	1,000	1,087

Wells Fargo Financial 5.875%, 08/15/08	2,000	2,160

Total Diversified Financial Services		10,794

Electrical Services – 1.9%

Alabama Power, Ser G 5.375%, 10/01/08	2,000	2,103

Total Electrical Services		2,103

April 30, 2004          11

EXPEDITION INVESTMENT GRADE BOND FUND

Statement of Net Assets ( unaudited )

Description	Face Amt. (000)	Value (000)

Pharmaceuticals – 1.8%
Abbott Laboratories
3.500%, 02/17/09	$2,000	$1,962

Total Pharmaceuticals		1,962

Retail – 8.1%
Lowe’s
8.250%, 06/01/10	2,000	2,403
Target
5.875%, 11/01/08	2,000	2,158
4.000%, 06/15/13	1,000	926
Wal-Mart Stores
6.875%, 08/10/09	3,000	3,390

Total Retail		8,877

Telephones & Telecommunications – 2.9%
SBC Communications
5.875%, 02/01/12	1,000	1,047
Verizon Wireless
5.375%, 12/15/06	2,000	2,112

Total Telephones & Telecommunications		3,159

Total Corporate Obligations (Cost $36,721)		39,879

U.S. Government Agency Obligations – 25.5%
FHLB
3.125%, 08/15/07	3,000	2,985
FHLB, Ser 100
5.800%, 09/02/08	2,000	2,162
FHLB, Ser 363
4.500%, 11/15/12	3,000	2,936
FHLMC
7.000%, 03/15/10	3,000	3,424
6.625%, 09/15/09	3,000	3,360
FNMA
7.250%, 01/15/10	2,500	2,885
5.500%, 03/15/11	3,000	3,177
5.250%, 01/15/09	3,000	3,174
4.375%, 03/15/13	4,000	3,867

Total U.S. Government Agency Obligations (Cost $26,501)		27,970

12          April 30, 2004

EXPEDITION INVESTMENT GRADE BOND FUND

Statement of Net Assets ( unaudited )

Description	Face Amt. (000)	Value (000)

U.S. Treasury Obligations – 24.3%
U.S. Treasury Notes
7.000%, 07/15/06	$2,500	$2,743
6.500%, 10/15/06	3,000	3,277
6.500%, 02/15/10	1,000	1,137
6.125%, 08/15/07	3,000	3,292
6.000%, 08/15/09	3,000	3,329
5.625%, 05/15/08	2,000	2,174
5.500%, 05/15/09	3,000	3,262
5.000%, 02/15/11	500	528
4.375%, 08/15/12	2,000	2,004
4.250%, 11/15/13	2,000	1,963
4.000%, 11/15/12	1,000	974
4.000%, 02/15/14	2,000	1,922

Total U.S. Treasury Obligations (Cost $24,862)		26,605

U.S. Government Mortgage-Backed Obligations – 7.5%
FHLMC, Gold Pool #E00532
6.500%, 02/01/13	169	179
FHLMC, Gold Pool #E00543
6.000%, 04/01/13	380	398
FHLMC, Gold Pool #E00584
6.000%, 11/01/13	554	580
FHLMC, Gold Pool #E00832
7.500%, 04/01/15	215	230
FHLMC, Gold Pool #E00856
7.500%, 06/01/15	207	221
FNMA, Pool # 614934
6.000%, 12/01/16	1,733	1,810
FNMA, Pool #535966
7.000%, 05/01/16	563	602
GNMA, Pool #552999
5.000%, 01/15/18	4,140	4,194

Total U.S. Government Mortgage-Backed Obligations (Cost $8,113)		8,214

Asset-Backed Securities – 3.1%
MBNA Master Credit Card Trust, Ser 1999-J, Cl A
7.000%, 02/15/12	3,000	3,394

Total Asset-Backed Securities (Cost $3,141)		3,394

April 30, 2004          13

EXPEDITION INVESTMENT GRADE BOND FUND

Statement of Net Assets (unaudited)

Description	Shares	Value (000)

Related Party Money Market Fund – 2.3%
Expedition Money Market Fund†	2,546,482	$2,546

Total Related Party Money Market Fund
(Cost $2,546)		2,546

Total Investments – 99.1%
(Cost $101,884)		108,608

Other Assets and Liabilities – 0.9%
Investment Advisory Fees Payable		(37)
Administrator Fees Payable		(18)
Custodian Fees Payable		(2)
Distribution Fees Payable		(2)
Trustees’ Fees Payable		(1)
Other Assets and Liabilities		1,093

Total Other Assets and Liabilities		1,033

Net Assets:
Portfolio Capital of Institutional Shares (unlimited authorization — no par value) based on 9,748,195 outstanding shares of beneficial interest		92,666
Portfolio Capital of Investment Shares – Class A (unlimited authorization — no par value) based on 480,726 outstanding shares of beneficial interest		9,017
Portfolio Capital of Investment Shares – Class B (unlimited authorization — no par value) based on 184,260 outstanding shares of beneficial interest		1,900
Accumulated net realized loss on investments		(666)
Net unrealized appreciation on investments		6,724

Total Net Assets – 100.0%		$109,641

14          April 30, 2004

EXPEDITION INVESTMENT GRADE BOND FUND

Statement of Net Assets (unaudited)

Description	Value

Net Asset Value, Offering and Redemption Price Per Share — Institutional Shares ($102,642,166 ÷ 9,748,195 shares)	$10.53

Net Asset Value and Redemption Price Per Share — Investment Shares – Class A ($5,056,933 ÷ 480,726 shares)	$10.52

Maximum Offering Price Per Share — Investment Shares – Class A (1)	$10.96

Net Asset Value and Offering Price Per Share — Investment Shares – Class B (2) ($1,942,271 ÷ 184,260 shares)	$10.54

† See Note 4 in Notes to Financial Statements.

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%

(2)	Class B Shares have a contingent deferred sales charge. For a description of a possible redemption charge, see a prospectus for the Funds.

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

Ser — Series

The accompanying notes are an integral part of the financial statements.

April 30, 2004          15

EXPEDITION TAX - FREE INVESTMENT
GRADE BOND FUND

Statement of Net Assets (unaudited)

Description	Face Amt.(000)	Value (000)

Municipal Bonds – 97.7%
Alabama – 11.6%
Alabama State, Municipal Electric Authority, Power Supply RB, Ser A, MBIA 5.000%, 09/01/33	$1,000	$994
Alabama State, Public School & College Authority, Capital Improvements RB, Ser D 5.750%, 08/01/19	1,150	1,271
Birmingham, Capital Improvement Warrants GO, Ser A 5.550%, 08/01/21	1,000	1,077
Huntsville, Warrants GO, Ser D 5.000%, 11/01/07	1,000	1,080
Montgomery, Warrants GO, Ser A 5.100%, 10/01/09	1,000	1,079
Phoenix City, School Warrants GO, AMBAC 5.650%, 08/01/21	1,000	1,084
Tuscaloosa, Warrants 5.650%, 01/01/17	1,000	1,101

Total Alabama		7,686

California – 10.5%
California State GO, FGIC 5.250%, 09/01/30	1,280	1,294
Los Angeles School District GO, Ser 1997-E, MBIA 5.125%, 01/01/27	1,000	1,009
San Diego School District GO, Ser 1998-D, FGIC 5.250%, 07/01/24	1,000	1,036
San Gabriel School District GO, Ser A, FSA 5.375%, 08/01/21	500	530
Southern California, Metropolitan Water District RB, Ser A 5.100%, 07/01/25	1,000	1,009
University of California, Multiple Purpose Projects RB, Ser M, FGIC
5.125%, 09/01/22	1,000	1,040
5.125%, 09/01/23	1,000	1,031

Total California		6,949

Colorado – 3.2%
Denver, City and County GO, Ser B 5.625%, 08/01/07	1,000	1,098
La Plata County School District GO, MBIA 5.250%, 11/01/25	1,000	1,029

Total Colorado		2,127

16          April 30, 2004

EXPEDITION TAX - FREE INVESTMENT
GRADE BOND FUND

Statement of Net Assets (unaudited)

Description	Face Amt.(000)	Value (000)

Florida – 4.1%
Florida State, Board of Education Capital Outlay GO, Ser A, Pre-Refunded @ 101 (A) 5.650%, 01/01/05	$500	$519
Florida State, Department of Transportation GO, Right of Way Project, Ser B 5.500%, 07/01/11	1,000	1,092
Palm Beach County GO, Ser A 5.450%, 08/01/13	1,000	1,083

Total Florida		2,694

Georgia – 3.3%
Georgia State GO, Ser B
4.000%, 03/01/10	1,000	1,040
6.000%, 03/01/12	1,000	1,157

Total Georgia		2,197

Hawaii – 1.7%
Hawaii State GO, Ser CO, FGIC 6.000%, 03/01/08	1,000	1,121

Total Hawaii		1,121

Illinois – 1.9%
Chicago, Project & Refunding GO, Ser C, FGIC 5.500%, 01/01/19	1,180	1,271

Total Illinois		1,271

Kansas – 1.6%
Kansas State, Department of Transportation RB, Ser A 5.000%, 09/01/06	1,000	1,069

Total Kansas		1,069

Massachusetts – 3.5%
Massachusetts State, Consolidated Loan GO, Ser A, Pre-Refunded @ 101 (A)
6.000%, 02/01/10	1,000	1,151
6.000%, 02/01/10	1,000	1,152

Total Massachusetts		2,303

Minnesota – 0.8%
Minnesota State, Public Facilities Authority RB, Water Pollution Control, Ser A 6.000%, 03/01/09	500	518

Total Minnesota		518

April 30, 2004          17

EXPEDITION TAX - FREE INVESTMENT
GRADE BOND FUND

Statement of Net Assets (unaudited)

Description	Face Amt.(000)	Value (000)

Nevada – 1.6%
Clark County GO 6.000%, 07/01/06	1,000	$1,080

Total Nevada		1,080

New Hampshire – 1.6%
New Hampshire State RB, MBIA 5.250%, 08/15/19	1,000	1,072

Total New Hampshire		1,072

New Jersey – 1.7%
New Jersey State GO, Ser F 5.500%, 08/01/11	1,000	1,117

Total New Jersey		1,117

New York – 9.0%
Brookhaven GO, FGIC 5.500%, 10/01/13	500	551
New York City GO, Ser C, MBIA 5.375%, 11/15/17	1,000	1,086
New York City Transitional Authority RB, Ser C, FGIC 5.250%, 08/01/14	1,000	1,086
New York State GO, Ser A, Pre-Refunded @ 101 (A) 5.875%, 03/15/05	1,000	1,050
New York State GO, Ser F 5.250%, 09/15/13	500	536
New York State, Environmental Water Facilities RB, Pooled Financing Program, Ser F 5.250%, 11/15/20	500	530
Triborough, Bridge & Tunnel Authority RB, Ser A, Pre-Refunded @ 100.5 (A) 5.250%, 07/01/09	1,000	1,117

Total New York		5,956

North Carolina – 6.8%
Burlington GO, AMBAC 5.200%, 02/01/13	1,650	1,784
Charlotte, Water & Sewer Systems RB 5.125%, 06/01/26	1,000	1,015
Winston-Salem, Water & Sewer Systems RB, Pre-Refunded @ 101 (A) 5.250%, 06/01/11	1,500	1,679

Total North Carolina		4,478

18          April 30, 2004

EXPEDITION TAX - FREE INVESTMENT
GRADE BOND FUND

Statement of Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

Ohio – 4.0%
Columbus, City School District, GO, FGIC 5.000%, 12/01/28	$1,000	$1,005
Ohio State, Building Authority RB, State Facilities Adult Correctional Facilities, Ser A, FSA 5.500%, 10/01/13	1,000	1,104
Pickerington, Local School District GO, FGIC 5.250%, 12/01/20	500	524

Total Ohio		2,633

Oregon – 1.5%
Oregon State, Alternative Energy Project GO, Ser E 5.800%, 07/01/07	1,000	1,007

Total Oregon		1,007

Pennsylvania – 1.6%
Pennsylvania State, Intergovernmental Authority ST, Philadelphia Funding Project, FGIC 5.250%, 06/15/15	1,000	1,066

Total Pennsylvania		1,066

South Carolina – 3.3%
Greenville County, School District RB 6.000%, 12/01/21	1,000	1,097
Lancaster County, School District GO, FSA 5.100%, 03/01/15	1,000	1,059

Total South Carolina		2,156

Texas – 11.9%
Canyon, Independent School District GO, Ser A, PSF 5.375%, 02/15/24	1,000	1,037
Frisco, Independent School District GO, PSF 5.125%, 08/15/30	1,000	1,007
Grand Prairie, Independent School District GO, FSA 5.375%, 02/15/18	1,820	1,957
Lamar, Consolidated Independent School District GO, PSF 5.500%, 02/15/15	500	542
Leander, Independent School District GO, PSF 5.375%, 08/15/19	1,000	1,065
Mesquite, Independent School District GO, PSF 5.500%, 08/15/21	1,160	1,242
Williamson County GO, FSA 5.250%, 02/15/27	1,040	1,061

Total Texas		7,911

April 30, 2004          19

EXPEDITION TAX - FREE INVESTMENT
GRADE BOND FUND

Statement of Net Assets (unaudited)

Description	Face Amt (000)/Shares	Value (000)

Utah – 1.6%

Utah State, Intermountain Power Agency RB, Ser B, MBIA ETM 6.000%, 07/01/06	$1,000	$1,088

Total Utah		1,088

Virginia – 5.8%
Bristol Virginia Utility System RB, MBIA 5.250%, 07/15/26	1,850	1,894
Newport News GO, Ser A, MBIA, Pre-Refunded @ 102 (A) 5.625%, 07/01/05	795	850
Virginia, Commonwealth Transportation Board RB, Northern Virginia Transportation Program, Ser A 5.500%, 05/15/15	1,000	1,102

Total Virginia		3,846

Washington – 1.7%

Washington State GO, Ser B 6.000%, 01/01/13	1,000	1,131

Total Washington		1,131

West Virginia – 1.7%

West Virginia State GO, State Road Project, FGIC 5.625%, 06/01/18	1,000	1,099

Total West Virginia		1,099

Wisconsin – 1.7%

Milwaukee GO, Ser T, Pre-Refunded @ 100 (A) 5.250%, 09/01/11	1,000	1,115

Total Wisconsin		1,115

Total Municipal Bonds (Cost $61,935)		64,690

Related Party Money Market Fund – 1.3%
Expedition Tax-Free Money Market Fund†	900,491	900
Total Related Party Money Market Fund (Cost $900)		900

Total Investments – 99.0% (Cost $62,835)		65,590

20          April 30, 2004

EXPEDITION TAX - FREE INVESTMENT
GRADE BOND FUND

Statement of Net Assets (unaudited)

Description	Value (000)

Other Assets and Liabilities – 1.0%
Investment Advisory Fees Payable	$(22)
Administrator Fees Payable	(11)
Trustees’ Fees Payable	(1)
Custodian Fees Payable	(1)
Other Assets and Liabilities, Net	666

Total Other Assets and Liabilities	631

Net Assets:
Portfolio Capital of Institutional Shares (unlimited authorization — no par value) based on 6,215,021 outstanding shares of beneficial interest	62,716
Portfolio Capital of Investment Shares – Class A (unlimited authorization — no par value) based on 25,966 outstanding shares of beneficial interest	236
Portfolio Capital of Investment Shares – Class B (unlimited authorization — no par value) based on 20,927 outstanding shares of beneficial interest	222
Undistributed net investment income	31
Accumulated net realized gain on investments	261
Net unrealized appreciation on investments	2,755

Total Net Assets – 100.0%	$66,221

The accompanying notes are an integral part of the financial statements

April 30, 2004          21

EXPEDITION TAX - FREE INVESTMENT
GRADE BOND FUND

Statement of Net Assets (unaudited)

Description	Value

Net Asset Value, Offering and Redemption Price Per Share — Institutional Shares ($65,725,712 ÷ 6,215,021 shares)	$10.58

Net Asset Value and Redemption Price Per Share — Investment Shares – Class A ($274,421 ÷ 25,966 shares)	$10.57

Maximum Offering Price Per Share — Investment Shares – Class A (1)	$11.01

Net Asset Value and Offering Price Per Share — Investment Shares – Class B (2) ($221,194 ÷ 20,927 shares)	$10.57

† See Note 4 in Notes to Financial Statements.

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(2)	Class B Shares have a contingent deferred sales charge For a description of a possible redemption charge, see a prospectus for the Funds.

(A) Pre-Refunded Security — The maturity date shown is the pre-refunded date.

AMBAC — American Municipal Bond Assurance Company

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

FSA — Financial Security Assurance

GO — General Obligation

MBIA — Municipal Bond Insurance Association

PSF — Permanent School Fund Guarantee Program

RB — Revenue Bond Ser — Series

ST — Special Tax

22          April 30, 2004

EXPEDITION MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

Commercial Paper – 62.0%
Banks – 2.5%
Wells Fargo
1.000%, 05/25/04	$15,000	$14,990

Total Banks		14,990

Broker/Dealers – 8.4%
Bear Stearns
1.020%, 05/21/04	20,000	19,989
Goldman Sachs
1.120%, 08/24/04	25,000	24,910
Merrill Lynch
1.000%, 05/21/04	6,000	5,997

Total Broker/Dealers		50,896

Diversified Financial Services – 15.6%
American General Finance
1.030%, 06/18/04	15,000	14,979
1.050%, 07/28/04	12,000	11,969
Citigroup
1.030%, 06/01/04	7,000	6,994
1.030%, 06/07/04	10,000	9,989
General Electric Capital
1.020%, 05/18/04	15,000	14,993
1.030%, 05/20/04	10,000	9,995
Toyota Motor Credit
1.020%, 05/10/04	10,000	9,997
1.030%, 06/15/04	15,000	14,981

Total Diversified Financial Services		93,897

Electrical Services – 3.9%
Southern
1.010%, 05/25/04	23,500	23,484

Total Electrical Services		23,484

Funding Corporations – 10.6%
Falcon Asset Securitization
1.030%, 05/06/04	10,000	9,999
1.030%, 05/27/04	5,000	4,996
1.030%, 06/01/04	10,000	9,991
Preferred Receivable Funding
1.030%, 05/12/04	8,000	7,997
1.030%, 05/25/04	5,000	4,997

April 30, 2004          23

EXPEDITION MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

Receivables Capital
1.030%, 05/14/04	$6,000	$5,998
1.040%, 06/03/04	15,000	14,986
1.060%, 07/15/04	5,000	4,989

Total Funding Corporations		63,953

Leasing & Renting – 4.1%
International Lease Finance
1.010%, 05/24/04	15,000	14,991
1.030%, 06/08/04	10,000	9,989

Total Leasing & Renting		24,980

Multimedia – 2.3%
Gannett
0.980%, 05/13/04	14,000	13,995

Total Multimedia		13,995

Pharmaceuticals – 2.5%
Pfizer
1.000%, 05/21/04	10,000	9,994
1.140%, 10/13/04	5,000	4,974

Total Pharmaceuticals		14,968

Special Purpose Entity – 4.5%
Three Pillars
1.040%, 05/19/04	17,000	16,991
1.040%, 06/15/04	10,028	10,015

Total Special Purpose Entity		27,006

Telephones & Telecommunications – 4.2%
Verizon
1.000%, 05/06/04	10,520	10,519
1.000%, 05/20/04	15,000	14,992

Total Telephones & Telecommunications		25,511

Utilities – 3.4%
National Rural Utilities
1.030%, 05/10/04	5,600	5,599
1.030%, 05/17/04	15,000	14,993

Total Utilities		20,592

Total Commercial Paper
(Cost $374,272)		374,272

24          April 30, 2004

EXPEDITION MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

U.S. Government Agency Obligations – 12.4%
FHLMC (B)
1.040%, 06/23/04	$10,000	$9,985
1.030%, 07/06/04	15,000	14,972
1.050%, 08/23/04	10,000	9,967
FNMA (B)
1.040%, 07/14/04	10,000	9,978
SLMA (A)
1.025%, 09/16/04	20,000	20,000
1.055%, 10/21/04	10,000	10,000

Total U.S. Government Agency Obligations
(Cost $74,902)		74,902

Corporate Obligations – 12.3%
Banks – 4.2%
Bank of America
6.625%, 06/15/04	8,600	8,656
6.125%, 07/15/04	2,138	2,160
7.875%, 05/16/05	3,000	3,188
Wachovia
6.625%, 06/15/04	4,298	4,326
6.950%, 11/01/04	2,535	2,605
Wells Fargo
6.625%, 07/15/04	4,500	4,548

Total Banks		25,483

Broker/Dealers – 3.4%
Bear Stearns
6.625%, 10/01/04	2,199	2,247
Merrill Lynch
6.000%, 11/15/04	7,700	7,887
Merrill Lynch, Ser B, MTN
5.350%, 06/15/04	4,450	4,473
4.540%, 03/08/05	6,000	6,157

Total Broker/Dealers		20,764

Diversified Financial Services – 2.5%
Associates Corporation of North America, Ser G, MTN
8.580%, 11/23/04	5,000	5,196
General Electric Capital, Ser A, MTN
4.250%, 01/28/05	2,000	2,044
International Lease Finance, Ser M, MTN
5.540%, 03/21/05	2,000	2,073
National Rural
5.250%, 07/15/04	2,000	2,017
5.500%, 01/15/05	2,625	2,699
Wells Fargo Financial
5.450%, 05/03/04	1,000	1,000

Total Diversified Financial Services		15,029

April 30, 2004          25

EXPEDITION MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Shares/Face Amt. (000)	Value (000)

Electrical Services – 2.2%
Alabama Power, Ser N
4.875%, 09/01/04	$12,985	$13,135

Total Electrical Services		13,135

Total Corporate Obligations
(Cost $74,411)		74,411

MONEY MARKET FUND – 0.8%
Financial Square Government MONEY MARKET FUND	4,964,267	4,964

Total MONEY MARKET FUND (Cost $4,964)		4,964

Repurchase Agreement – 12.3%
Deutsche Bank
0.93% dated 04/30/04, to be repurchased on 05/03/04, repurchase price $74,475,771 (collateralized by U.S. Treasury obligations, total market value $75,960,609)	$74,470	74,470

Total Repurchase Agreement (Cost $74,470)		74,470

Total Investments – 99.8% (Cost $603,019)		603,019

Other Assets and Liabilities – 0.2%
Investment Advisory Fees Payable		(92)
Shareholder Servicing Fees Payable		(78)
Administrator Fees Payable		(75)
Custodian Fees Payable		(10)
Trustees’ Fees Payable		(7)
Other Assets and Liabilities, Net		1,189

Total Other Assets and Liabilities		927

26          April 30, 2004

EXPEDITION MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Value (000)

Net Assets:
Portfolio Capital of Institutional Shares
(unlimited authorization — no par value) based on 235,423,571 outstanding shares of beneficial interest	$235,422
Portfolio Capital of Investment Service Shares
(unlimited authorization — no par value) based on 306,474,269 outstanding shares of beneficial interest	306,473
Portfolio Capital of Investment Sweep Class Shares
(unlimited authorization — no par value) based on 62,052,005 outstanding shares of beneficial interest	62,050
Accumulated net realized gain on investments	1

Total Net Assets – 100.0%	$603,946

Net Asset Value, Offering and Redemption Price Per Share — Institutional Shares ($235,427,339 ÷ 235,423,571 shares)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Investment Service Shares ($306,466,642 ÷ 306,474,269 shares)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Sweep Class Shares ($62,051,962 ÷ 62,052,005 shares)	$1.00

(A)   Variable Rate Security — The rate reported is the rate in effect on April 30, 2004.

(B)    The rate reported is the effective yield at time of purchase.

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

Ser — Series

SLMA — Student Loan Marketing Association

The accompanying notes are an integral part of the financial statements.

April 30, 2004          27

EXPEDITION TAX-FREE MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

Municipal Bonds – 99.8%
Alabama – 1.7%
Huntsville, Health Care Authority RB, Ser B, MBIA (A) (B) 6.625%, 06/01/23	$2,000	$2,049
Montgomery County, Special Care Financing Authority RB, VHA Incorporated Project, Ser H, AMBAC (A) (B) 1.120%, 12/01/30	1,200	1,200

Total Alabama		3,249

California – 1.6%
ABAG, Financial Authority for Non-Profit Corporations RB, Jewish Community Center Project (A) (B) (C) 1.100%, 11/15/31	2,000	2,000
Anaheim, Multi-Family Housing Finance RB, Heritage Village Apartments, Ser A, FNMA (A) (B) 1.090%, 07/15/33	1,100	1,100

Total California		3,100

Colorado – 4.9%
Adams County, Multi-Family Housing Revenue Authority RB, Hunters Cove Project, Ser A (A) (B) 1.100%, 01/15/14	700	700
Arapahoe County, Water & Waste Authority RB, Ser A (A) (B) (C) 1.120%, 12/01/33	4,000	4,000
Denver City & County, Multi-Family Housing Authority RB, Cottonwood Creek Project, Ser A (A) (B) 1.100%, 04/15/14	1,000	1,000
Denver City & County, Multi-Family Housing Authority RB, Ogden Residences Project (A) (B) (C) 1.100%, 12/01/29	200	200
SBC Metropolitan District GO (A) (B) (C) 1.190%, 12/01/17	1,900	1,900
Thornton, Multi-Family Revenue RB, Quail Ridge Project, Ser A (A) (B) (C) 1.130%, 04/01/10	1,550	1,550

Total Colorado		9,350

Delaware – 0.4%
Delaware State, Economic Development Authority RB, School House Project (A) (B) (C) 1.200%, 12/01/15	750	750

Total Delaware		750

28          April 30, 2004

EXPEDITION TAX-FREE MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

Florida – 7.1%
Alachua County, Health Facilities Authority RB, Oak Hammock University Project, Ser A (A) (B) (C) 1.100%, 10/01/32	$1,100	$1,100
Florida Housing Finance Agency RB, Multi-Family Housing Island Club Project, Ser JA (A) (B) 1.080%, 07/01/31	5,000	5,000
Florida Housing Finance Agency RB, Multi-Family Housing River Oaks Apartment Project, Ser TT, FHLMC (A) (B) 1.080%, 12/01/29	2,000	2,000
Florida State, Multi-Family Housing Authority RB, Country Club Project, FHLMC (A) (B) 1.170%, 12/01/12	2,000	2,000
Miami-Dade County, Industrial Development Authority RB, Holy Cross Academy Project (A) (B) (C) 1.090%, 07/01/20	800	800
Orange County, Industrial Development Authority RB, Orlando Hawaiian Motel (A) (B) (C) 1.700%, 10/01/15	690	690
Palm Beach County RB, Jewish Community Campus Project (A) (B) (C) 1.100%, 03/01/30	1,800	1,800

Total Florida		13,390

Georgia – 9.5%
Dalton, Utilities Authority RB, Ser A02, FSA (A) (B) 1.150%, 01/01/12	2,075	2,075
Dekalb County, Development Authority RB, American Cancer Society (A) (B) (C) 1.090%, 09/01/17	1,200	1,200
Dekalb County, Multi-Family Housing Authority RB, Winters Creek Apartments Project, FNMA (A) (B) 1.080%, 06/15/25	400	400
Dekalb County, Multi-Family Housing Authority RB, Woodhills Apartment Project (A) (B) (C) 1.120%, 12/01/07	4,300	4,300
Floyd County, Development Authority RB, Berry College Project (A) (B) (C) 1.100%, 08/01/22	2,600	2,600
Fulton County, Multi-Family Housing Authority RB, Champions Green Apartment Project, Ser B (A) (B) 1.080%, 10/01/25	2,900	2,900

April 30, 2004          29

EXPEDITION TAX-FREE MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

Fulton County, Multi-Family Housing Authority RB, Hampton Hills Apartment Project, FHLMC (A) (B) 1.080%, 06/01/23	$600	$600
Macon-Bibb County, Hospital Authority RB, Medical Control Center Project (A) (B) (C) 1.090%, 12/01/18	1,700	1,700
Marietta Multi-Family Housing Authority RB, Winterset Apartments Project (A) (B) (C) 1.080%, 02/01/26	2,300	2,300

Total Georgia		18,075

Idaho – 0.5%
Idaho State, Health Facilities Authority RB, St. Lukes Regional Medical Center Project (A) (B) (C) 1.100%, 05/01/22	950	950

Total Idaho		950

Illinois – 11.2%
Central Lake RB, Merlots, Ser B18, AMBAC (A) (B) 1.150%, 05/01/20	900	900
Cook County GO, Merlots, Ser B11, AMBAC (A) (B) 1.150%, 11/15/25	500	500
Illinois Educational Facilities Authority RB, Concordia University River Project (A) (B) (C) 1.130%, 10/01/31	850	850
Illinois Educational Facilities RB, Art Institute of Chicago (A) (B) 1.080%, 03/01/34	1,100	1,100
Illinois Health Facilities Authority RB, Bromenn Healthcare Project (A) (B) (C) 1.100%, 08/15/32	700	700
Illinois Health Facilities Authority RB, Northwestern Memorial Hospital (A) (B) 1.100%, 08/15/09	1,300	1,300
Illinois State, Development Finance Authority RB, AMBAC (A) (B) 1.100%, 09/01/32	2,000	2,000
Illinois State, Development Finance Authority RB, Goodman Theater Project (A) (B) (C) 1.110%, 12/01/33	2,000	2,000
Illinois State, Development Finance Authority RB, Wbez Alliance Incorporated Project (A) (B) (C) 1.080%, 03/01/29	1,800	1,800
Illinois State, Education Facility Authority RB, Art Institute of Chicago (A) (B) 1.080%, 03/01/27	1,200	1,200

30          April 30, 2004

EXPEDITION TAX-FREE MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

Oakbrook Terrace, Industrial Development Authority RB, Oakbrook Terrace Atrium Project (A) (B) (C) 1.100%, 12/01/25	$2,000	$2,000
Orland Park, Industrial Development Authority RB, Ser A (A) (B) (C) 1.400%, 12/28/04	790	790
Schaumburg GO, Ser B (A) (B) 1.100%, 12/01/15	1,700	1,700
Winnebago & Boone County, Illinois School District No 205, TAN 2.270%, 10/28/04	2,250	2,256
2.280%, 10/29/04	2,000	2,009

Total Illinois		21,105

Indiana – 3.9%
Goshen Community Schools, TAN 1.900%, 12/31/04	1,490	1,495
Indiana State, Development Finance Authority RB, Cathedral High School Project (A) (B) (C) 1.150%, 09/01/26	1,000	1,000
Indiana State, Educational Facilities Authority RB, Evansville University Project, Ser B (A) (B) (C) 1.230%, 12/01/29	2,000	2,000
Indiana State, Health Facilities Financing Authority RB, Capital Access Project (A) (B) (C) 1.090%, 04/01/13	1,300	1,300
Spencer Owen Independent Community Schools, TAN 2.000%, 12/31/04	1,500	1,508

Total Indiana		7,303

Iowa – 5.2%
Hills Healthcare RB, Mercy Community Hospital Project (A) (B) (C) 1.100%, 08/01/32	1,300	1,300
Iowa Higher Education Loan Authority RB, Private College Facilities, Loras Project (A) (B) (C) 1.100%, 11/01/30	100	100
Iowa Higher Education Loan Authority RB, Private College, Des Moines Project (A) (B) (C) 1.150%, 10/01/33	1,200	1,200
Iowa State, Finance Authority RB, Carroll Kuemper Private School Project (A) (B) (C) 1.150%, 06/01/28	1,200	1,200
Iowa State, Finance Authority RB, Drake University Project (A) (B) (C) 1.150%, 07/01/31	600	600

April 30, 2004          31

EXPEDITION TAX-FREE MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

Iowa State, Health Care Facilities Authority RB, Care Initiatives Project (A) (B) (C) 1.150%, 11/01/32	$1,050	$1,050
Iowa State, Higher Education Loan Authority RB, Wartburg Project, (A) (B) (C) 1.150%, 03/01/30	2,500	2,500
Johnston Community School District RB (A) (B) 3.250%, 06/01/04	1,870	1,873

Total Iowa		9,823

Kansas – 2.4%
Kansas State Development Finance Authority RB, Hays Medical Center, Ser N (A) (B) (C) 1.150%, 05/15/26	200	200
Kansas State Development Finance Authority RB, Kansas Department Administration, Ser J1 (A) (B) 1.100%, 12/01/18	1,000	1,000
Kansas State Development Finance Authority RB, Village Shalom Obligation Group, Ser BB (A) (B) (C) 1.100%, 11/15/28	1,000	1,000
Prairie Village RB, Corinth Place Apartments Project (A) (B) 1.080%, 11/01/30	2,350	2,350

Total Kansas		4,550

Kentucky – 3.4%
Kentucky Rural Water Financial Construction RB (A) (B) 1.050%, 10/01/06	1,900	1,900
Kentucky State, TRAN 2.000%, 06/30/04	2,500	2,505
Lexington-Fayette Urban County, Government Industrial Building Authority RB, American Horse Shows Association Project (A) (B) (C) 1.230%, 12/01/18	1,975	1,975
Total Kentucky		6,380
Louisiana – 1.3%
East Baton Rouge RB, Parish Pollution Control Authority, Rhone-Poulenc Project (A) (B) (C) 1.120%, 06/01/11	1,400	1,400
Louisiana Public Facilities Authority Hospital RB, St. Francis Medical Center Project, FSA (A) (B) 5.300%, 07/01/09	1,000	1,027

Total Louisiana		2,427

32          April 30, 2004

EXPEDITION TAX-FREE MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

Massachusetts – 3.0%
Chicopee Development Finance Authority BAN 2.000%, 11/19/04	$3,536	$3,552
Massachusetts State, Development Finance Agency RB, Marino Foundation Project (A) (B) (C) 1.100%, 07/01/21	2,100	2,100

Total Massachusetts		5,652

Michigan – 5.5%
Dearborn School District GO (A) (B) 3.000%, 05/01/05	1,000	1,019
Eastern Michigan University RB (A) (B) 1.100%, 06/01/27	1,300	1,300
Farmington Hills Michigan Hospital Finance Authority RB, Botsford General Hospital, Ser B, MBIA (A) (B) 1.150%, 02/15/16	250	250
Jackson County, Economic Development Authority RB, Thrifty Leoni Project (A) (B) (C) 1.090%, 12/01/14	1,000	1,000
Michigan State Housing Development Authority RB, Courtyards of Taylor Project, Ser A, FNMA (A) (B) 1.080%, 08/15/32	500	500
Michigan State Job Development Authority RB, East Lansing Residential Project (A) (B) (C) 1.020%, 12/01/14	900	900
Michigan State Strategic Fund RB, Van Andel Research Institution Project (A) (B) (C) 1.090%, 11/01/27	3,400	3,400
Pinckney Community Schools, State Aid Anticipation Notes 1.500%, 08/20/04	2,000	2,002

Total Michigan		10,371

Minnesota – 2.0%
Arden Hills RB, Presbyterian Homes, Ser A (A) (B) (C) 1.150%, 09/01/29	650	650
Mankato, Revenue Authority RB, Bethany Lutheran College Project, Ser B, (A) (B) (C) 1.150%, 11/01/15	1,740	1,740
Minneapolis & St. Paul, Housing & Redevelopment Authority RB, Childrens Healthcare System Project, Ser B, FSA (A) (B) 1.100%, 08/15/25	500	500
Minnesota State Higher Educational Facilities RB, St. Olaf College, Series 5H (A) (B) (C) 1.100%, 10/01/30	1,000	1,000

Total Minnesota		3,890

April 30, 2004          33

EXPEDITION TAX-FREE MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

Missouri – 5.1%
Clayton, Industrial Development Authority RB, Bailey Court Project (A) (B) (C) 1.240%, 01/01/09	$500	$500
Kansas City, Industrial Development Authority RB, Bethesda Living Center Project, Ser A (A) (B) (C) 1.120%, 08/01/31	2,200	2,200
Kansas City, Industrial Development Authority RB, Ewing Marion Kauffman, Ser A (A) (B) 1.100%, 04/01/27	1,100	1,100
Missouri State, Health & Educational Facilities Authority RB, Drury College Project (A) (B) (C) 1.150%, 08/15/24	200	200
Missouri State, Health & Educational Facilities Authority RB, Drury University Project (A) (B) (C) 1.150%, 08/15/28	1,000	1,000
Missouri State, Health & Educational Facilities Authority RB, Rockhurst University Project (A) (B) (C) 1.100%, 11/01/32	1,200	1,200
Missouri State, Health & Educational Facilities Authority RB, Saint Louis University Project, Ser B (A) (B) 1.150%, 10/01/24	300	300
Missouri State, Health & Educational Facilities Authority RB, St. Louis University Project (A) (B) 1.150%, 07/01/32	100	100
Missouri State, Health & Educational Facilities RB, Saint Francis Medical Center Project, Ser A (A) (B) (C) 1.100%, 06/01/26	1,200	1,200
Missouri State, Health & Educational Facilities RN 1.150%, 10/29/04	945	945
Saint Louis, Industrial Development Authority RB, Schnuck Markets Kirkwood Project (A) (B) (C) 1.130%, 12/01/15	900	900

Total Missouri		9,645

Montana – 2.7%
Montana State, Board Investment RB, Municipal Finance Consolidated-Intercap Project (A) (B) 1.250%, 03/01/25	1,500	1,500
Montana State, Health Facilities Authority RB, Ser A, FGIC (A) (B) 1.090%, 12/01/15	3,550	3,550

Total Montana		5,050

34          April 30, 2004

EXPEDITION TAX-FREE MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

Nevada – 0.2%
Clark County Nevada School District GO, Ser A, MBIA (A) (B) 7.250%, 06/15/04	$350	$353

Total Nevada		353

New Jersey – 0.7%
New Jersey Health Care Facilities Authority RB (A) (B) 5.750%, 08/01/11	1,285	1,307

Total New Jersey		1,307

New York – 0.4%
New York State, Public Improvements Project GO, Ser A-4 (A) (B) (C) 1.120%, 08/01/21	800	800

Total New York		800

Ohio – 3.7%
American Municipal Power BAN 1.300%, 08/05/04	750	750
1.250%, 12/02/04	1,635	1,635
American Municipal Power BAN, St. Mary’s Project 1.200%, 10/07/04	830	830
Cincinnati GO (A) (B) 4.000%, 12/01/04	1,205	1,226
Clermont County, Economic Development Authority RB, John Q. Hammons Project (A) (B) (C) 1.300%, 05/01/12	655	655
Ohio State Higher Education Facilities RB, Kenyon College Project (A) (B) 1.130%, 08/01/33	250	250
Stark County, BAN, Ser 2004-1 1.550%, 11/15/04	420	421
Toledo Lucas County, Port Facilities Authority RB, Toledo Museum of Art Project (A) (B) (C) 1.080%, 09/01/19	1,200	1,200

Total Ohio		6,967

Oklahoma – 1.1%
Tulsa, Industrial Development Authority RB, Tulsa County Housing Fund Project (A) (B) 1.180%, 10/01/32	2,000	2,000

Total Oklahoma		2,000

April 30, 2004          35

EXPEDITION TAX-FREE MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

Oregon – 2.0%
Portland Economic Development RB, Broadway Project, Ser A, AMBAC (A) (B) (C) 1.120%, 04/01/35	$3,750	$3,750

Total Oregon		3,750

Pennsylvania – 8.1%
Allegheny County RB, Industrial Development Authority, Jewish Home & Hospital Project, Ser B (A) (B) (C) 1.100%, 10/01/26	1,240	1,240
Erie County Hospital Authority RB, Ser 820, MBIA (A) (B) 1.140%, 07/01/22	3,000	3,000
Lawrence County Industrial Development Authority RB, Villa Maria Project (A) (B) (C) 1.120%, 07/01/33	1,800	1,800
Montgomery County RB, Kingswood Apartments Project, Ser A, FNMA (A) (B) 1.060%, 08/15/31	2,450	2,450
Pennsylvania State, Economic Development Financing Authority RB, Philadelphia Area Project, Ser J3 (A) (B) (C) 1.140%, 11/01/30	4,100	4,100

Philadelphia Authority for Industrial Development RB (A) (B) 1.450%, 05/01/17	500	500
Philadelphia RB, School for the Deaf Project (A) (B) (C) 1.150%, 11/01/32	1,000	1,000
Philadelphia, Hospital & Higher Education Facilities Authority RB, Temple East Project, Ser B (A) (B) (C) 1.110%, 06/01/14	300	300
Temple University, Commonwealth of Higher Education RN 1.200%, 05/04/04	1,000	1,000

Total Pennsylvania		15,390

Tennessee – 0.6%
Wilson County, Industrial Development Board RB, Hartmann Luggage Co. Project (A) (B) 1.180%, 07/01/26	1,100	1,100

Total Tennessee		1,100

Texas – 3.3%
Austin GO, Public Imports (A) (B) 6.000%, 09/01/04	500	508
Carrollton Waterworks & Sewer RB (A) (B) 4.000%, 05/01/04	1,045	1,045

36          April 30, 2004

EXPEDITION TAX-FREE MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

Garland, Health Facilities Authority RB, Chambrel Club Project (A) (B) 1.080%, 11/15/32	$600	$600
Texas State, TRAN 2.000%, 08/31/04	4,000	4,011

Total Texas		6,164

Vermont – 0.8%
Vermont State, Educational & Health Buildings Financing Authority RB, Capital Asset Financing Program, Ser 1 (A) (B) (C) 1.180%, 06/01/22	1,500	1,500

Total Vermont		1,500

Washington – 2.4%
Seattle, Low Income Housing Authority RB, Foss Home Project (A) (B) (C) 1.080%, 12/01/24	430	430
Washington State GO, Ser A11, MBIA (A) (B) 1.150%, 06/01/17	1,395	1,395
Washington State, Housing Authority, Museum History & Industry Project (A) (B) (C) 1.120%, 12/01/33	600	600
Washington State, Housing Finance Commission Non-Profit RB, Rockwood Retirement Community (A) (B) (C) 1.120%, 01/01/34	200	200
Washington State, Housing Finance Commission Non-Profit RB, Tacoma Art Museum Project (A) (B) (C) 1.150%, 06/01/32	100	100
Washington State, Housing Finance Commission Non-Profit RB, Pioneer Human Services Project, Ser A (A) (B) (C) 1.120%, 08/01/19	1,700	1,700
Washington State, Housing Finance Commission Non-Profit RB, YMCA Columbia/Willamette Project (A) (B) (C) 1.170%, 08/01/24	100	100

Total Washington		4,525

West Virginia – 0.6%
Putnam County, Industrial Development RB, FMC Corporation Project (A) (B) (C) 1.050%, 10/01/11	1,200	1,200

Total West Virginia		1,200

April 30, 2004          37

EXPEDITION TAX-FREE MONEY MARKET FUND

Statement of  Net Assets (unaudited)

Description	Face Amt. (000)	Value (000)

Wisconsin – 4.1%
Milwaukee RB, Montessori Society School Project (A) (B) (C) 1.200%, 07/01/21	$1,450	$1,450
West Salem School District, TRAN 1.750%, 09/01/04	1,400	1,403
Wisconsin State, Health & Educational Facilities Authority RB, Gundersen Lutheran Project, Ser A, FSA (A) (B) 1.100%, 12/01/15	1,300	1,300
Wisconsin State, Health & Educational Facilities Authority RB, Mercy Health Systems Project, Ser C (A) (B) (C) 1.120%, 08/15/23	2,600	2,600
Wisconsin State, Health & Educational Facilities Authority RB, Oakwood Village East Lutheran Homes Project, Ser B (A) (B) (C) 1.120%, 08/15/30	1,000	1,000

Total Wisconsin		7,753

Multi-State – 0.4%
Greystone, Municipal Lease Certificate Trust Authority COP, Ser A (A) (B) (C) 1.260%, 07/01/05	310	310
Greystone, Tax Exempt Certificate Trust Authority RB, Senior Certificate of Beneficial Ownership Project (A) (B) (C) 1.230%, 05/01/28	505	505

Total Multi-State		815

Total Municipal Bonds (Cost $188,684)		188,684

Total Investments – 99.8% (Cost $188,684)		188,684

Other Assets and Liabilities – 0.2%
Investment Advisory Fees Payable		(26)
Administrator Fees Payable		(24)
Shareholder Servicing Fees Payable		(24)
Custodian Fees Payable		(3)
Trustees’ Fees Payable		(2)
Other Assets and Liabilities, Net		535

Total Other Assets and Liabilities		456

38          April 30, 2004

EXPEDITION TAX - FREE MONEY MARKET FUND

Statement of Net Assets (unaudited)

Description	Value (000)

Net Assets:
Portfolio Capital of Institutional Shares (unlimited authorization — no par value) based on 85,279,213 outstanding shares of beneficial interest	$85,278
Portfolio Capital of Investment Investment Service Shares (unlimited authorization — no par value) based on 81,359,347 outstanding shares of beneficial interest	81,360
Portfolio Capital of Sweep Class Shares (unlimited authorization — no par value) based on 22,522,826 outstanding shares of beneficial interest	22,522
Accumulated net realized loss on investments	(20)

Total Net Assets – 100.0%	$189,140

Net Asset Value, Offering and Redemption Price Per Share — Institutional Shares ($85,270,265 ÷ 85,279,213 shares)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Investment Service Shares ($81,348,265 ÷ 81,359,347 shares)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Sweep Class Shares ($22,521,404 ÷ 22,522,826 shares)	$1.00

(A)	Floating rate security.
(B)	Put & Demand Feature — the date reported is the final maturity date, not the next reset or put date.
(C)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.

ABAG — Association of Bay Area Governments

AMBAC — American Municipal Bond Assurance Company

BAN — Bond Anticipation Notes

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FSA — Financial Security Assurance

GO — General Obligation

MBIA — Municipal Bond Insurance Association

RB — Revenue Bond

RN — Revenue Notes

Ser — Series

TAN — Tax Anticipation Notes

TRAN — Tax & Revenue Anticipation Notes

VHA — Veterans Housing Authority

The accompanying notes are an integral part of the financial statements.

April 30, 2004          39

Statements of Operations (000) (unaudited)
For the six months ended April 30, 2004

	Expedition Equity Fund	Expedition Equity Income Fund

Investment Income:
Dividends	$1,222	$121
Interest	8	1

Total investment income	1,230	122

Expenses:
Investment advisory fees	694	45
Administrator fees	185	37
Custodian fees	18	1
Distribution fees —
Investment Shares - Class A	10	—
Investment Shares - Class B	77	4
Trustees’ fees	3	—
Transfer agent fees	149	47
Professional fees	15	8
Registration fees	12	1
Printing fees	9	1
Other fees	7	1

Total expenses	1,179	145

Less:
Waiver of investment advisory fees	—	(45)
Reimbursement of expenses by investment adviser	—	(22)

Net expenses	1,179	78

Net investment income	51	44

Net realized gain on investments	3,751	823
Net change in unrealized appreciation
(depreciation) of investments	3,210	(240)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,961	583

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,012	$627

Amounts designated as “—” are $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

40          April 30, 2004

Statements of Operations(000) (unaudited)
For the six months ended April 30, 2004

	Expedition Investment Grade Bond Fund	Expedition Tax-Free Investment Grade Bond Fund

Investment Income:
Interest	$2,891	$1,568

Total investment income	2,891	1,568

Expenses:
Investment advisory fees	280	179
Administrator fees	112	71
Custodian fees	11	7
Distribution fees —
Investment Shares - Class A	7	—
Investment Shares - Class B	10	1
Trustees’ fees	2	1
Transfer agent fees	68	43
Professional fees	12	11
Printing fees	6	3
Registration fees	8	5
Other fees	6	7

Total expenses	522	328

Less:
Waiver of investment advisory fees	(56)	(41)

Net expenses	466	287

Net investment income	2,425	1,281

Net realized gain on investments	746	261
Net change in unrealized depreciation of investments	(2,499)	(1,024)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,753)	(763)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$672	$518

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

April 30, 2004          41

Statements of Operations (000) (unaudited)
For the six months ended April 30, 2004

	Expedition Money Market Fund	Expedition Tax-Free Money Market Fund

Investment Income:
Interest	$3,345	$1,028

Total investment income	3,345	1,028

Expenses:
Investment advisory fees	1,224	380
Administrator fees	459	142
Shareholder Servicing Fees —
Investment Service Shares	369	106
Sweep Class Shares	118	44
Custodian fees	61	19
Trustees’ fees	8	3
Transfer agent fees	182	50
Registration fees	45	15
Professional fees	31	15
Printing fees	29	9
Other fees	9	4

Total expenses	2,535	787

Less:
Waiver of investment advisory fees	(671)	(228)

Net expenses	1,864	559

Net investment income	1,481	469

Net realized loss on investments	—	(7)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,481	$462

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

42          April 30, 2004

Statements of Changes in Net Assets (000)

For the six months ended April 30, 2004 (Unaudited)
and the year ended October 31, 2003

	Expedition Equity Fund		Expedition Equity Income Fund

	Period Ended 04/30/04	Year Ended 10/31/03	Period Ended 04/30/04	Year Ended 10/31/03

Operations:
Investment income	$51	$710	$44	$86
Net realized gain (loss) on investments	3,751	(22,249)	823	(2,349)
Net change in unrealized appreciation (depreciation) of investments	3,210	53,720	(240)	4,184

Net increase in net assets resulting from operations	7,012	32,181	627	1,921

Dividends to Shareholders From:
Investment income:
Institutional Shares	(79)	(775)	(27)	(106)
Investment Shares - Class A	—	(10)	(1)	(2)
Investment Shares - Class B	—	—	—	—
Tax return of capital:
Institutional Shares	—	—	—	(4)
Investment Shares - Class A	—	—	—	—
Investment Shares - Class B	—	—	—	—

Total dividends	(79)	(785)	(28)	(112)

Capital Share Transactions (1):
Institutional Shares:
Proceeds from sales	5,900	11,892	—	39
Shares issued in lieu of cash distributions	24	397	—	—
Payments for redemptions	(12,816)	(56,560)	(3,905)	(3,157)

Decrease in net assets from Institutional Shares transactions	(6,892)	(44,271)	(3,905)	(3,118)

Investment Shares - Class A:
Proceeds from sales	309	1,872	29	26
Shares issued in lieu of cash distributions	—	9	—	1
Payments for redemptions	(2,079)	(1,610)	(19)	(100)

Increase (decrease) in net assets from Investment Shares - Class A transactions	(1,770)	271	10	(73)

Investment Shares - Class B:
Proceeds from sales	942	1,577	77	80
Shares issued in lieu of cash distributions	—	—	—	—
Payments for redemptions	(1,386)	(2,176)	(108)	(164)

Decrease in net assets from Investment Shares - Class B transactions	(444)	(599)	(31)	(84)

Total decrease in net assets from capital share transactions	(9,106)	(44,599)	(3,926)	(3,275)

Total decrease in net assets	(2,173)	(13,203)	(3,327)	(1,466)

NET ASSETS AT BEGINNING OF PERIOD	180,076	193,279	13,414	14,880

NET ASSETS AT END OF PERIOD	$177,903	$180,076	$10,087	$13,414

Undistributed net investment income included in net assets at period end	$117	$145	$16	$—

(1) See note 5 in the notes to financial statements for additional information.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

April 30, 2004          43

Statements of Changes in Net Assets (000)
For the six months ended April 30, 2004 (Unaudited)
and the year ended October 31, 2003

	Expedition Investment Grade Bond Fund		Expedition Tax-Free Investment Grade Bond Fund

	Period Ended 04/30/04	Year Ended 10/31/03	Period Ended 04/30/04	Year Ended 10/31/03

Operations:
Investment income	$2,425	$5,265	$1,281	$2,668
Net realized gain on investments	746	776	261	1,425
Net change in unrealized depreciation of investments	(2,499)	(1,476)	(1,024)	(711)

Net increase in net assets resulting from operations	672	4,565	518	3,382

Dividends and Distributions to Shareholders From:
Investment income:
Institutional Shares	(2,301)	(5,021)	(1,260)	(2,652)
Investment Shares - Class A	(110)	(231)	(4)	(15)
Investment Shares - Class B	(35)	(73)	(3)	(6)
Realized capital gains:
Institutional Shares	—	—	(1,416)	(1,267)
Investment Shares - Class A	—	—	(4)	(14)
Investment Shares - Class B	—	—	(4)	(4)

Total dividends and distributions	(2,446)	(5,325)	(2,691)	(3,958)

Capital Share Transactions (1):
Institutional Shares:
Proceeds from sales	6,292	27,319	3,140	10,476
Shares issued in lieu of cash distributions	1,323	2,852	927	989
Payments for redemptions	(9,950)	(33,137)	(7,395)	(14,752)

Decrease in net assets from
Institutional Shares transactions	(2,335)	(2,966)	(3,328)	(3,287)

Investment Shares - Class A:
Proceeds from sales	46	489	216	182
Shares issued in lieu of cash distributions	87	179	8	28
Payments for redemptions	(403)	(525)	(246)	(723)

Increase (decrease) in net assets from Investment Shares - Class A transactions	(270)	143	(22)	(513)

Investment Shares - Class B:
Proceeds from sales	197	669	3	41
Shares issued in lieu of cash distributions	32	67	6	7
Payments for redemptions	(383)	(510)	(1)	(51)

Increase (decrease) in net assets from Investment Shares - Class B transactions	(154)	226	8	(3)

Total decrease in net assets from capital share transactions	(2,759)	(2,597)	(3,342)	(3,803)

Total decrease in net assets	(4,533)	(3,357)	(5,515)	(4,379)

NET ASSETS AT BEGINNING OF PERIOD	114,174	117,531	71,736	76,115

NET ASSETS AT END OF PERIOD	$109,641	$114,174	$66,221	$71,736

Undistributed net investment income included in net assets at period end	$—	$—	$31	$17

(1) See note 5 in the notes to financial statements for additional information.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

44           April 30, 2004

Statements of Changes in Net Assets (000)
For the six months ended April 30, 2004 (Unaudited)
and the year ended October 31, 2003

	Expedition Money Market Fund		Expedition Tax-Free Money Market Fund

	Period Ended 04/30/04	Year Ended 10/31/03	Period Ended 04/30/04	Year Ended 10/31/03

Operations:
Investment income	$1,481	$4,347	$469	$1,321
Net realized gain (loss) on investments	—	24	(7)	(3)

Net increase in net assets resulting from operations	1,481	4,371	462	1,318

Dividends to Shareholders From:
Investment income:
Institutional Shares	(814)	(2,064)	(264)	(727)
Investment Service Shares	(582)	(2,081)	(171)	(512)
Sweep Class Shares	(87)	(249)	(34)	(81)

Total dividends	(1,483)	(4,394)	(469)	(1,320)

Capital Share Transactions (1):
Institutional Shares:
Proceeds from sales	582,370	831,364	129,231	395,054
Shares issued in lieu of cash distributions	27	90	—	—
Payments for redemptions	(598,181)	(818,571)	(128,075)	(408,728)

Increase (decrease) in net assets from Institutional Shares transactions	(15,784)	12,883	1,156	(13,674)

Investment Service Shares:
Proceeds from sales	392,870	646,623	98,653	231,192
Shares issued in lieu of cash distributions	46	214	1	4
Payments for redemptions	(400,293)	(689,955)	(104,364)	(220,987)

Increase (decrease) in net assets from Investment Service Shares transactions	(7,377)	(43,118)	(5,710)	10,209

Sweep Class Shares:
Proceeds from sales	108,314	153,774	29,572	62,132
Shares issued in lieu of cash distributions	81	233	8	19
Payments for redemptions	(99,843)	(150,961)	(29,794)	(47,843)

Increase (decrease) in net assets from Sweep Class Shares transactions	8,552	3,046	(214)	14,308

Total increase (decrease) in net assets from capital share transactions	(14,609)	(27,189)	(4,768)	10,843

Total increase (decrease) in net assets	(14,611)	(27,212)	(4,775)	10,841

NET ASSETS AT BEGINNING OF PERIOD	618,557	645,769	193,915	183,074

NET ASSETS AT END OF PERIOD	$603,946	$618,557	$189,140	$193,915

Undistributed net investment income included in net assets at period end	$—	$2	$—	$—

(1) See note 5 in the notes to financial statements for additional information.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

April 30, 2004          45

Financial Highlights

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains or (Losses) on Investments	Total from Operations	Dividends from Net Investment Income		Distributions from Capital Gains

Equity Fund

Institutional Shares
2004*	$7.39	$—	$0.28	$0.28	$—	**	$—
2003	6.14	0.04	1.24	1.28	(0.03)		—
2002	7.99	0.01	(1.86)	(1.85)	—		—
2001	14.25	(0.01)	(4.44)	(4.45)	—		(1.81)
2000	13.09	(0.02)	2.67	2.65	—		(1.49)
1999	10.55	—	3.13	3.13	—		(0.59)

Investment Shares - Class A
2004*	$7.33	$(0.01)	$0.28	$0.27	$—		$—
2003	6.08	0.02	1.24	1.26	(0.01)		—
2002	7.93	(0.02)	(1.83)	(1.85)	—		—
2001	14.18	(0.03)	(4.41)	(4.44)	—		(1.81)
2000	13.06	(0.03)	2.64	2.61	—		(1.49)
1999	10.58	(0.03)	3.10	3.07	—		(0.59)

Investment Shares - Class B
2004*	$7.03	$(0.04)	$0.28	$0.24	$—		$—
2003	5.87	(0.04)	1.20	1.16	—		—
2002	7.72	(0.07)	(1.78)	(1.85)	—		—
2001	13.95	(0.09)	(4.33)	(4.42)	—		(1.81)
2000	12.96	(0.08)	2.56	2.48	—		(1.49)
1999(1)	10.82	(0.04)	2.77	2.73	—		(0.59)

Equity Income Fund

Institutional Shares
2004*	$6.65	$0.02	$0.28	$0.30	$(0.02)		$—
2003	5.78	0.05	0.87	0.92	(0.05	)††	—
2002	7.42	0.04	(1.64)	(1.60)	(0.04)		—
2001	10.77	0.05	(2.82)	(2.77)	(0.05)		(0.53)
2000(2)	10.00	0.07	0.76	0.83	(0.06)		—

Investment Shares - Class A
2004*	$6.64	$0.01	$0.28	$0.29	$(0.01)		$—
2003	5.77	0.04	0.87	0.91	(0.04	)††	—
2002	7.41	0.02	(1.64)	(1.62)	(0.02)		—
2001	10.76	0.04	(2.83)	(2.79)	(0.03)		(0.53)
2000(3)	9.78	0.04	1.00	1.04	(0.06)		—

Investment Shares - Class B
2004*	$6.58	$(0.02)	$0.28	$0.26	$—		$—
2003	5.73	(0.02)	0.87	0.85	—	**††	—
2002	7.38	(0.03)	(1.62)	(1.65)	—		—
2001	10.75	(0.02)	(2.82)	(2.84)	—		(0.53)
2000(4)	9.82	0.01	0.94	0.95	(0.02)		—

*	For the six months ended April 30, 2004 (unaudited). All ratios for the period have been annualized.
**	Amount represents less than $0.01.
†	Returns are for the period indicated and have not been annualized.
††	Includes Return of Capital of $0.0003.
(1)	Commenced operations on November 16, 1998. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.

46          April 30, 2004

	Total Dividends and Distributions		Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Portfolio Turnover Rate

Equity Fund

Institutional Shares
2004*	$—	**	$7.67	3.84%	$155,344	1.18%	0.15%	1.18%	37.54%
2003	(0.03)		7.39	20.99%	156,142	1.18%	0.51%	1.18%	66.18%
2002	—		6.14	(23.15)%	173,038	1.16%	0.16%	1.16%	47.88%
2001	(1.81)		7.99	(34.99)%	288,992	1.10%	(0.09)%	1.10%	79.08%
2000	(1.49)		14.25	22.01%	422,148	1.05%	(0.22)%	1.05%	64.54%
1999	(0.59)		13.09	30.87%	363,694	1.05%	0.04%	1.05%	90.76%

Investment Shares - Class A
2004*	$—		$7.60	3.68%	$7,473	1.43%	(0.10)%	1.43%	37.54%
2003	(0.01)		7.33	20.72%	8,910	1.43%	0.24%	1.43%	66.18%
2002	—		6.08	(23.33)%	7,100	1.41%	(0.09)%	1.41%	47.88%
2001	(0.81)		7.93	(35.11)%	11,253	1.35%	(0.32)%	1.35%	79.08%
2000	(1.49)		14.18	21.73%	10,090	1.30%	(0.49)%	1.30%	64.54%
1999	(0.59)		13.06	30.16%	4,688	1.30%	(0.21)%	1.30%	90.76%

Investment Shares - Class B
2004*	$—		$7.27	3.41%	$15,086	2.18%	(0.85)%	2.18%	37.54%
2003	—		7.03	19.76%	15,024	2.18%	(0.50)%	2.18%	66.18%
2002	—		5.87	(23.96)%	13,141	2.16%	(0.84)%	2.16%	47.88%
2001	(1.81)		7.72	(35.61)%	18,186	2.10%	(1.08)%	2.10%	79.08%
2000	(1.49)		13.95	20.80%	20,358	2.05%	(1.24)%	2.05%	64.54%
1999(1)	(0.59)		12.96	26.31%	7,706	2.05%	(0.95)%	2.05%	90.76%

Equity Income Fund

Institutional Shares
2004*	$(0.02)		$6.93	4.50%	$9,074	1.25%	0.47%	2.37%	17.79%
2003	(0.05	)††	6.65	16.12%	12,422	1.25%	0.70%	2.23%	99.66%
2002	(0.04)		5.78	(21.66)%	13,865	1.25%	0.56%	1.72%	93.43%
2001	(0.58)		7.42	(26.99)%	20,401	1.25%	0.60%	1.42%	88.73%
2000(2)	(0.06)		10.77	8.36%	34,420	1.25%	1.00%	1.25%	73.31%

Investment Shares - Class A
2004*	$(0.01)		$6.92	4.42%	$299	1.50%	0.30%	2.62%	17.79%
2003	(0.04	)††	6.64	15.84%	277	1.50%	0.46%	2.48%	99.66%
2002	(0.02)		5.77	(21.87)%	309	1.50%	0.32%	1.97%	93.43%
2001	(0.56)		7.41	(27.19)%	408	1.50%	0.32%	1.67%	88.73%
2000(3)	(0.06)		10.76	10.60%	286	1.50%	0.84%	1.50%	73.31%

Investment Shares - Class B
2004*	$—		$6.84	3.97%	$714	2.25%	(0.46)%	3.37%	17.79%
2003	—	**††	6.58	14.85%	715	2.25%	(0.29)%	3.23%	99.66%
2002	—		5.73	(22.36)%	706	2.25%	(0.43)%	2.72%	93.43%
2001	(0.53)		7.38	(27.66)%	836	2.25%	(0.45)%	2.42%	88.73%
2000(4)	(0.02)		10.75	9.71%	427	2.25%	(0.15)%	2.25%	73.31%

(2)	Commenced operations on March 3, 2000. All ratios for the period have been annualized.
(3)	Commenced operations on March 10, 2000. All ratios for the period have been annualized.
(4)	Commenced operations on March 15, 2000. All ratios for the period have been annualized.
Amounts designated as “—” are either $0 or have been rounded to $0.

April 30, 2004          47

Financial Highlights

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains or (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains

Investment Grade Bond Fund

Institutional Shares
2004*	$10.70	$0.24	$(0.17)	$0.07	$(0.24)	$—
2003	10.77	0.49	(0.07)	0.42	(0.49)	—
2002	10.60	0.53	0.17	0.70	(0.53)	—
2001	9.72	0.53	0.88	1.41	(0.53)	—
2000	9.65	0.53	0.07	0.60	(0.53)	—
1999	10.15	0.49	(0.50)	(0.01)	(0.49)	—

Investment Shares - Class A
2004*	$10.69	$0.22	$(0.17)	$0.05	$(0.22)	$—
2003	10.76	0.46	(0.07)	0.39	(0.46)	—
2002	10.59	0.50	0.17	0.67	(0.50)	—
2001	9.71	0.50	0.88	1.38	(0.50)	—
2000	9.64	0.51	0.07	0.58	(0.51)	—
1999	10.15	0.47	(0.51)	(0.04)	(0.47)	—

Investment Shares - Class B
2004*	$10.71	$0.18	$(0.17)	$0.01	$(0.18)	$—
2003	10.78	0.38	(0.07)	0.31	(0.38)	—
2002	10.61	0.42	0.17	0.59	(0.42)	—
2001	9.72	0.43	0.89	1.32	(0.43)	—
2000	9.64	0.44	0.08	0.52	(0.44)	—
1999(1)	10.06	0.38	(0.17)	0.21	(0.63)	—

Tax-Free Investment Grade Bond Fund

Institutional Shares
2004*	$10.91	$0.19	$(0.11)	$0.08	$(0.19)	$(0.22)
2003	11.00	0.39	0.10	0.49	(0.39)	(0.19)
2002(2)	10.89	0.43	0.15	0.58	(0.43)	(0.04)
2001	10.37	0.44	0.52	0.96	(0.44)	—
2000(3)	10.00	0.31	0.37	0.68	(0.31)	—

Investment Shares - Class A
2004*	$10.91	$0.18	$(0.12)	$0.06	$(0.18)	$(0.22)
2003	10.99	0.36	0.11	0.47	(0.36)	(0.19)
2002(2)	10.88	0.40	0.15	0.55	(0.40)	(0.04)
2001	10.36	0.42	0.52	0.94	(0.42)	—
2000(4)	10.05	0.28	0.31	0.59	(0.28)	—

Investment Shares - Class B
2004*	$10.91	$0.14	$(0.12)	$0.02	$(0.14)	$(0.22)
2003	10.99	0.28	0.11	0.39	(0.28)	(0.19)
2002(2)	10.89	0.32	0.14	0.46	(0.32)	(0.04)
2001	10.37	0.34	0.52	0.86	(0.34)	—
2000(5)	10.18	0.13	0.19	0.32	(0.13)	—

*	For the six months ended April 30, 2004 (unaudited). All ratios for the period have been annualized.
†	Returns are for the period indicated and have not been annualized.
(1)

Commenced operations on November 16, 1998. All ratios for the period have been annualized. (2) As required, effective November 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires it to record the accretion of market discounts.

The accompanying notes are an integral part of the financial statements.

48          April 30, 2004

	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Portfolio Turnover Rate

Investment Grade Bond Fund

Institutional Shares
2004*	$(0.24)	$10.53	0.59%	$102,642	0.80%	4.36%	0.90%	11.03%
2003	(0.49)	10.70	3.89%	106,643	0.80%	4.42%	0.89%	27.97%
2002	(0.53)	10.77	6.88%	110,312	0.80%	5.06%	0.90%	13.80%
2001	(0.53)	10.60	15.00%	119,279	0.77%	5.35%	0.86%	29.53%
2000	(0.53)	9.72	6.49%	136,354	0.75%	5.61%	0.89%	77.09%
1999	(0.49)	9.65	(0.06)%	98,889	0.90%	5.00%	1.15%	39.57%

Investment Shares - Class A
2004*	$(0.22)	$10.52	0.46%	$5,057	1.05%	4.11%	1.15%	11.03%
2003	(0.46)	10.69	3.63%	5,407	1.05%	4.17%	1.14%	27.97%
2002	(0.50)	10.76	6.61%	5,305	1.05%	4.81%	1.15%	13.80%
2001	(0.50)	10.59	14.72%	5,262	1.02%	5.09%	1.11%	29.53%
2000	(0.51)	9.71	6.22%	5,222	1.00%	5.32%	1.14%	77.09%
1999	(0.47)	9.64	(0.41)%	7,279	1.15%	4.75%	1.40%	39.57%

Investment Shares - Class B
2004*	$(0.18)	$10.54	0.09%	$1,942	1.80%	3.36%	1.90%	11.03%
2003	(0.38)	10.71	2.86%	2,124	1.80%	3.42%	1.89%	27.97%
2002	(0.42)	10.78	5.82%	1,914	1.80%	4.03%	1.90%	13.80%
2001	(0.43)	10.61	13.99%	1,059	1.77%	4.30%	1.86%	29.53%
2000	(0.44)	9.72	5.54%	204	1.75%	4.58%	1.89%	77.09%
1999(1)	(0.63)	9.64	2.10%	214	1.90%	4.07%	2.15%	39.57%

Tax-Free Investment Grade Bond Fund

Institutional Shares
2004*	$(0.41)	$10.58	0.69%	$65,726	0.80%	3.59%	0.91%	5.75%
2003	(0.58)	10.91	4.57%	71,211	0.80%	3.54%	0.91%	38.86%
2002(2)	(0.47)	11.00	5.50%	75,064	0.80%	3.96%	0.88%	23.39%
2001	(0.44)	10.89	9.53%	86,461	0.77%	4.22%	0.83%	29.84%
2000(3)	(0.31)	10.37	6.84%	84,729	0.65%	4.58%	0.75%	42.74%

Investment Shares - Class A
2004*	$(0.40)	$10.57	0.47%	$274	1.05%	3.34%	1.16%	5.75%
2003	(0.55)	10.91	4.40%	305	1.05%	3.31%	1.16%	38.86%
2002(2)	(0.44)	10.99	5.24%	827	1.05%	3.71%	1.13%	23.39%
2001	(0.42)	10.88	9.26%	872	1.02%	3.96%	1.08%	29.84%
2000(4)	(0.28)	10.36	5.95%	523	0.90%	4.36%	1.00%	42.74%

Investment Shares - Class B
2004*	$(0.36)	$10.57	0.10%	$221	1.80%	2.59%	1.91%	5.75%
2003	(0.47)	10.91	3.63%	220	1.80%	2.54%	1.91%	38.86%
2002(2)	(0.36)	10.99	4.36%	224	1.80%	2.96%	1.88%	23.39%
2001	(0.34)	10.89	8.45%	182	1.77%	3.18%	1.83%	29.84%
2000(5)	(0.13)	10.37	3.16%	3	1.65%	3.56%	1.75%	42.74%

The effect of this change for the year ended October 31, 2002 was a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for period prior to November 1, 2001 have not been restated to reflect this change in accounting.

(3)	Commenced operations on March 3, 2000. All ratios for the period have been annualized.
(4)	Commenced operations on March 10, 2000. All ratios for the period have been annualized.
(5)	Commenced operations on June 23, 2000. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

April 30, 2004          49

Financial Highlights

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains

Money Market Fund

Institutional Shares
2004*	$1.00	$—	$—	$—	$— **	$—
2003	1.00	0.01	—	0.01	(0.01)	—
2002	1.00	0.01	—	0.01	(0.01)	—
2001	1.00	0.04	—	0.04	(0.04)	—
2000	1.00	0.06	—	0.06	(0.06)	—
1999	1.00	0.05	—	0.05	(0.05)	—

Investment Service Shares
2004*	$1.00	$—	$—	$—	$— **	$—
2003	1.00	0.01	—	0.01	(0.01)	—
2002	1.00	0.01	—	0.01	(0.01)	—
2001	1.00	0.04	—	0.04	(0.04)	—
2000	1.00	0.06	—	0.06	(0.06)	—
1999	1.00	0.05	—	0.05	(0.05)	—

Sweep Class Shares
2004*	$1.00	$—	$—	$—	$— **	$—
2003	1.00	0.01	—	0.01	(0.01)	—
2002	1.00	0.02	—	0.02	(0.02)	—
2001	1.00	0.04	—	0.04	(0.04)	—
2000(1)	1.00	0.01	—	0.01	(0.01)	—

Tax-Free Money Market Fund

Institutional Shares
2004*	$1.00	$—	$—	$—	$— **	$—
2003	1.00	0.01	—	0.01	(0.01)	—
2002	1.00	0.01	—	0.01	(0.01)	—
2001	1.00	0.03	—	0.03	(0.03)	—
2000	1.00	0.04	—	0.04	(0.04)	—
1999(2)	1.00	0.02	—	0.02	(0.02)	—

Investment Service Shares
2004*	$1.00	$—	$—	$—	$— **	$—
2003	1.00	0.01	—	0.01	(0.01)	—
2002	1.00	0.01	—	0.01	(0.01)	—
2001	1.00	0.03	—	0.03	(0.03)	—
2000	1.00	0.03	—	0.03	(0.03)	—
1999	1.00	0.03	—	0.03	(0.03)	—

Sweep Class Shares
2004*	$1.00	$—	$—	$—	$— **	$—
2003	1.00	—	—	—	— **	—
2002	1.00	0.01	—	0.01	(0.01)	—
2001	1.00	0.03	—	0.03	(0.03)	—
2000(1)	1.00	0.01	—	0.01	(0.01)	—

*	For the six months ended April 30, 2004 (unaudited). All ratios for the period have been annualized.
**	Amount represents less than $0.01.
†	Returns are for the period indicated and have not been annualized.
(1)	Commenced operations on August 1, 2000. All ratios for the period have been annualized.
(2)	Commenced operations on April 14, 1999. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

50          April 30, 2004

	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)

Money Market Fund

Institutional Shares
2004*	$— **	$1.00	0.32%	$235,427	0.45%	0.64%	0.67%
2003	(0.01)	1.00	0.88%	251,212	0.45%	0.85%	0.67%
2002	(0.01)	1.00	1.56%	238,337	0.45%	1.54%	0.68%
2001	(0.04)	1.00	4.61%	147,806	0.45%	4.59%	0.72%
2000	(0.06)	1.00	5.96%	130,891	0.43%	5.79%	0.69%
1999	(0.05)	1.00	4.83%	130,798	0.43%	4.73%	0.77%

Investment Service Shares
2004*	$— **	$1.00	0.20%	$306,467	0.70%	0.39%	0.92%
2003	(0.01)	1.00	0.63%	313,845	0.70%	0.62%	0.92%
2002	(0.01)	1.00	1.31%	356,976	0.70%	1.30%	0.93%
2001	(0.04)	1.00	4.35%	377,922	0.70%	4.17%	0.97%
2000	(0.06)	1.00	5.69%	324,583	0.68%	5.62%	0.94%
1999	(0.05)	1.00	4.56%	186,431	0.68%	4.47%	1.02%
Sweep Class Shares
2004*	$— **	$1.00	0.14%	$62,052	0.82%	0.27%	1.04%
2003	(0.01)	1.00	0.51%	53,500	0.82%	0.49%	1.04%
2002	(0.02)	1.00	1.18%	50,456	0.82%	1.18%	1.05%
2001	(0.04)	1.00	4.22%	52,530	0.82%	3.96%	1.09%
2000(1)	(0.01)	1.00	1.53%	31,979	0.80%	5.95%	1.06%

Tax-Free Money Market Fund

Institutional Shares
2004*	$— **	$1.00	0.32%	$85,270	0.43%	0.65%	0.67%
2003	(0.01)	1.00	0.79%	84,116	0.43%	0.80%	0.67%
2002	(0.01)	1.00	1.28%	97,792	0.43%	1.25%	0.68%
2001	(0.03)	1.00	2.97%	35,939	0.43%	2.55%	0.76%
2000	(0.04)	1.00	3.80%	5,622	0.43%	3.61%	0.69%
1999(2)	(0.02)	1.00	1.69%	28,874	0.43%	3.06%	0.89%

Investment Service Shares
2004*	$— **	$1.00	0.20%	$81,348	0.68%	0.40%	0.92%
2003	(0.01)	1.00	0.54%	87,062	0.68%	0.53%	0.92%
2002	(0.01)	1.00	1.02%	76,854	0.68%	1.03%	0.93%
2001	(0.03)	1.00	2.71%	113,519	0.68%	2.62%	1.01%
2000	(0.03)	1.00	3.54%	72,535	0.68%	3.48%	0.94%
1999	(0.03)	1.00	2.77%	59,889	0.68%	2.73%	0.95%

Sweep Class Shares
2004*	$— **	$1.00	0.14%	$22,522	0.80%	0.28%	1.04%
2003	— **	1.00	0.42%	22,737	0.80%	0.39%	1.04%
2002	(0.01)	1.00	0.90%	8,428	0.80%	0.91%	1.05%
2001	(0.03)	1.00	2.59%	4,069	0.80%	2.31%	1.13%
2000(1)	(0.01)	1.00	1.00%	2,058	0.80%	3.81%	1.06%

April 30, 2004          51

Notes to Financial Statements (unaudited)

(1)     ORGANIZATION

The Expedition Funds (the “Trust”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company offering the following Funds as of April 30, 2004: the Expedition Equity Fund (the “Equity Fund”), the Expedition Equity Income Fund (the “Equity Income Fund”), the Expedition Investment Grade Bond Fund (the “Investment Grade Bond Fund”), the Expedition Tax-Free Investment Grade Bond Fund (the “Tax-Free Investment Grade Bond Fund”), the Expedition Money Market Fund (the “Money Market Fund”), and the Expedition Tax-Free Money Market Fund (the “Tax-Free Money Market Fund”) (each a “Fund”, collectively, the “Funds”). The Funds are registered to offer three classes of shares. The Equity, Equity Income, Investment Grade Bond, and Tax-Free Investment Grade Bond Funds offer Institutional Shares, Investment Shares - Class A and Investment Shares - Class B, and the Money Market and Tax-Free Money Market Funds offer Institutional Shares, Investment Service Shares and Sweep Class Shares. The assets of each Fund are segregated and a shareholder’s interest is limited to the Funds in which shares are held. The investment objectives, policies, and strategies of the Funds are described in their prospectuses.

(2)     SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and income reported in the financial statements. Actual results could differ from those estimated.

Security Valuation — Investment securities held by the Money Market Fund and the Tax-Free Money Market Fund are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investments in securities held in the Equity, Equity Income, Investment Grade Bond, and Tax-Free Investment Grade Bond Funds are valued as follows: equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the mean of the most recently quoted bid and asked price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general supervision of the Board of Trustees (the “Trustees”). At April 30, 2004, no restricted securities were held by the Funds.

52          April 30, 2004

Repurchase Agreements — It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Compass Asset Management, a division of Compass Bank, the Funds’ investment advisor (the “Advisor”), to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts, and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders — Distributions from net investment income for the Investment Grade Bond Fund, the Tax-Free Investment Grade Bond Fund, the Money Market Fund and the Tax-Free Money Market Fund are declared daily and paid monthly. The Equity Fund and the Equity Income Fund declare and pay dividends from net investment income quarterly. Any net realized capital gains will be distributed at least annually for all Funds.

When-Issued and Delayed-Delivery Transactions — The Funds may engage in when-issued or delayed-delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased upon settlement. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. At April 30, 2004, no such securities were held by the Funds.

Investing in Government Sponsored Enterprises — The Investment Grade Bond and Money Market Funds invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar United States Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLB’s”). Freddie Mac, Fannie Mae and FHLB’s, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae, FHLB’s are neither guaranteed nor insured by the United States Government.

April 30, 2004          53

Notes to Financial Statements (unaudited)

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

Classes — Class specific expenses are borne by that class. Income, non-class specific expenses, and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

(3)     INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICE AGREEMENTS

Investment Advisory Fee — Compass Asset Management, a division of Compass Bank, the Advisor, receives for its services annual advisory fees equal to 0.75% of each of the Equity and Equity Income Funds’, 0.50% of each of the Investment Grade Bond and Tax-Free Investment Grade Bond Funds’ and 0.40% of each of the Money Market and the Tax-Free Money Market Funds’ average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee. The Advisor can modify or terminate these voluntary waivers at any time at its sole discretion.

Investment Sub-Advisor — Weiss, Peck & Greer, L.L.C. (“WPG”) serves as the Tax-Free Money Market Fund’s investment sub-advisor under a sub-advisory agreement (the “Sub-Advisory Agreement”) with the Advisor. Under the Sub-Advisory Agreement, WPG invests the assets of the Fund on a daily basis, and continuously administers the investment program of the Fund.

WPG is entitled to a fee which is paid by the Advisor and which is calculated daily and paid monthly, at an annual rate of: 0.075% of the Fund’s average daily net assets up to $150 million; 0.05% of the next $350 million of the Fund’s average daily net assets, 0.04% of the next $500 million of the Funds’ average daily net assets; and 0.03% of the Fund’s average daily net assets over $1 billion.

Administrative Fee — The Trust and SEI Investments Global Funds Services (the “Administrator”), a Delaware business trust, are parties to an administration agreement (the “Agreement”) dated June 9, 1997, under which the Administrator provides the Trust with certain legal, accounting, and shareholder services for an annual fee of 0.20% of the Funds’ average daily net assets. The Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund.

Distribution and Shareholder Servicing Fees — The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement dated June 9, 1997. The Equity, Equity Income, Investment Grade Bond, and Tax-Free Investment Grade Bond Funds have adopted Distribution Plans for Investment Shares - Class A and Investment

54          April 30, 2004

Shares - Class B. Under the terms of each Plan the Funds pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares and 1.00% of the average daily net assets of Class B Shares, which may be used by the Distributor to provide compensation for sales support and distribution activities. The Money Market and Tax-Free Money Market Funds have adopted and entered into a Shareholder Service Plan and Agreement with the Distributor. Each Fund pays the Distributor a monthly shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund’s Investment Service Shares and Sweep Class Shares, which may be used by the Distributor to provide compensation to service providers that have agreed to provide certain shareholders support services for their customers who own such Shares of the Funds.

Administrative Servicing Fees — To the extent that investors buy Sweep Class Shares through Compass Bank or any of its affiliates providing sub-accounting, sub-transfer agency services or other administrative services, including Compass Brokerage, Inc., those entities may receive administrative servicing fees, payable from the Funds’ assets, of up to 0.12% of each Fund’s average daily net assets attributable to Sweep Class Shares.

Custodian Fees — Compass Bank serves as the Funds’ custodian. Their fee is based on a rate of 0.02% of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

(4)     TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of the Administrator and the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in the Money Market Fund or the Tax-Free Money Market Fund (the “Money Market Funds”), provided that investments in the Money Market Funds do not exceed 25% of the investing Fund’s total assets.

April 30, 2004          55

Notes to Financial Statements (unaudited)

(5)     CAPITAL SHARE TRANSACTIONS (000)

For the six months ended April 30, 2004 (unaudited)
and the year ended October 31, 2003

	Expedition Equity Fund		Expedition Equity Income Fund

	Period Ended 04/30/04	Year Ended 10/31/03	Period Ended 04/30/04	Year Ended 10/31/03

Institutional Shares:
Shares issued	776	1,756	—	7
Shares issued in lieu of cash distributions	3	64	—	—
Shares redeemed	(1,654)	(8,868)	(559)	(536)

Increase (decrease) from
Institutional Shares transactions	(875)	(7,048)	(559)	(529)

Investment Shares - Class A and Investment Service Shares, respectively:
Shares issued	40	292	4	5
Shares issued in lieu of cash distributions	—	2	—	—
Shares redeemed	(273)	(246)	(3)	(17)

Increase (decrease) from Investment Shares - Class A and Investment Service Shares transactions, respectively	(233)	48	1	(12)

Investment Shares - Class B and Sweep Class Shares, respectively:
Shares issued	128	252	11	14
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(188)	(354)	(16)	(28)

Increase (decrease) from Investment Shares - Class B and Sweep Class Shares transactions, respectively	(60)	(102)	(5)	(14)

	—

TOTAL INCREASE (DECREASE) FROM SHARE TRANSACTIONS	(1,168)	(7,102)	(563)	(555)

Amounts designated as “—” are either $0 or have been rounded to $0.

56          April 30, 2004

	Expedition Investment Grade Bond Fund		Expedition Tax-Free Investment Grade Bond Fund		Expedition Money Market Fund		Expedition Tax-Free Money Market Fund

	Period Ended 04/30/04	Year Ended 10/31/03	Period Ended 04/30/04	Year Ended 10/31/03	Period Ended 04/30/04	Year Ended 10/31/03	Period Ended 04/30/04	Year Ended 10/31/03

Institutional Shares:
Shares issued	585	2,515	288	957	582,370	831,364	129,231	395,054
Shares issued in lieu of cash distributions	123	263	86	92	27	90	—	—
Shares redeemed	(928)	(3,052)	(684)	(1,350)	(598,181)	(818,571)	(128,075)	(408,728)

Increase (decrease) from Institutional Shares transactions	(220)	(274)	(310)	(301)	(15,784)	12,883	1,156	(13,674)

Investment Shares - Class A and Investment Service Shares, respectively:
Shares issued	4	45	20	16	392,870	646,623	98,653	231,192
Shares issued in lieu of cash distributions	8	17	1	3	46	214	1	4
Shares redeemed	(37)	(49)	(23)	(66)	(400,293)	(689,955)	(104,364)	(220,987)

Increase (decrease) from Investment Shares- Class A and Investment Service Shares transactions, respectively	(25)	13	(2)	(47)	(7,377)	(43,118)	(5,710)	10,209

Investment Shares - Class B and Sweep Class Shares, respectively:
Shares issued	18	61	—	4	108,314	153,774	29,572	62,132
Shares issued in lieu of cash distributions	3	6	1	1	81	233	8	19
Shares redeemed	(35)	(47)	—	(5)	(99,843)	(150,961)	(29,794)	(47,843)

Increase (decrease) from Investment Shares- Class B and Sweep Class Shares transactions, respectively	(14)	20	1	—	8,552	3,046	(214)	14,308

TOTAL INCREASE (DECREASE) FROM SHARE TRANSACTIONS	(259)	(241)	(311)	(348)	(14,609)	(27,189)	(4,768)	10,843

April 30, 2004          57

Notes to Financial Statements (unaudited)

(6)     INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investments, excluding short-term securities, for the six months ended April 30, 2004, were as follows (000):

	Equity Fund	Equity Income Fund	Investment Grade Bond Fund	Tax-Free Investment Grade Bond Fund

Purchases
U.S. Government	$—	$—	$6,109	$—
Other	68,584	2,092	5,978	3,908
Sales and Maturities
U.S. Government	—	—	8,644	—
Other	76,715	6,035	8,393	6,586

(7)     FEDERAL TAX INFORMATION

It is each Fund’s policy to continue to comply with the provisions of the Internal Revenue Code of 1986 (Subchapter M), as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for Federal tax are necessary.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

58          April 30, 2004

The tax character of dividends and distributions declared during the years ended October 31, 2003, and October 31, 2002, were as follows (000):

	Tax-Free Income	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total

Equity Fund
2003	$—	$785	$—	$—	$785
2002	—	—	—	—	—
Equity Income Fund
2003	—	108	—	4	112
2002	—	101	—	—	101
Investment Grade Bond Fund
2003	—	5,325	—	—	5,325
2002	—	6,147	—	—	6,147
Tax-Free Investment Grade Bond Fund
2003	2,534	—	1,424	—	3,958
2002	2,182	—	1,227	—	3,409
Money Market Fund
2003	—	4,394	—	—	4,394
2002	—	7,836	—	—	7,836
Tax-Free Money Market Fund
2003	1,320	—	—	—	1,320
2002	1,748	—	—	—	1,748

As of October 31, 2003, the components of Distributable Earnings (Accumulated Losses) were as follows (000):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)

Equity Fund	$145	$—	$(92,794)	$12,255	$—	$(80,394)
Equity Income Fund	—	—	(8,884)	1,204	—	(7,680)
Investment Grade Bond Fund	432	—	(1,391)	9,223	(432)	7,832
Tax-Free Investment Grade Bond Fund	—	1,424	—	3,779	17	5,220
Money Market Fund	264	—	—	—	(261)	3
Tax-Free Money Market Fund	—	—	(13)	—	—	(13)

April 30, 2004          59

Notes to Financial Statements (unaudited)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At October 31, 2003, the Funds had the following capital loss carryforwards (000):

	Expires 2011	Expires 2010	Expires 2009	Expires 2008	Expires 2007	Total Capital Loss Carry- forward 10/31/03

Equity Fund	$22,416	$33,297	$37,081	$—	$—	$92,794
Equity Income Fund	2,567	5,967	350	—	—	8,884
Investment Grade Bond Fund	—	—	—	1,391	—	1,391
Tax-Free Money Market Fund	3	2	—	1	7	13

During the year ended October 31, 2003, the Investment Grade Bond Fund and the Money Market Fund utilized capital loss carryforwards of $716,008 and $21,368 to offset capital gains, respectively.

For Federal income tax purposes, the cost of securities owned at April 30, 2004, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at April 30, 2004, were as follows (000):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation

Equity Fund	$161,753	$23,777	$(7,679)	$16,098
Equity Income Fund	9,095	1,262	(258)	1,004
Investment Grade Bond Fund	101,884	7,298	(574)	6,724
Tax-Free Investment Grade Bond Fund	62,816	2,913	(139)	2,774

60          April 30, 2004

Expedition Funds

Investment Advisor
Compass Asset Management,
a division of Compass Bank
15 South 20th Street
Birmingham, Alabama 35233

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Transfer Agent:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Servicing Agent:
Boston Financial Data Services, Inc.
Two Heritage Drive
Quincy, Massachusetts 02171

Independent Auditors:
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Counsel:
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C. 20036

EXP-AR-011-0800